UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00121

Name of Registrant: Vanguard Wellington Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2014 – May 31, 2015

Item 1: Reports to Shareholders

Semiannual Report | May 31, 2015

Vanguard Wellington™ Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended May 31, 2015
Total
Returns
Vanguard Wellington Fund
Investor Shares	2.03%
Admiral™ Shares	2.09
Wellington Composite Index	2.43
Mixed-Asset Target Allocation Growth Funds Average	2.65

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2014, Through May 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$41.02	$39.81	$0.509	$1.502
Admiral Shares	70.85	68.77	0.910	2.594

Chairman’s Letter

Dear Shareholder,

For the six months ended May 31, 2015, Vanguard Wellington Fund returned about 2%. The fund finished a step behind its benchmark, the Wellington Composite Index, and the average return of its peer group.

Your fund is made up of two parts: an equity portfolio and a fixed income portfolio. The equity portfolio—which accounts for about 65% of assets—lagged its benchmark, the Standard & Poor’s 500 Index. Stocks in the health care and financial sectors contributed most to the fund’s result. Holdings in consumer discretionary hurt performance relative to the benchmark.

The Wellington Fund’s fixed income portfolio, about 35% of assets, slightly trailed its benchmark, the Barclays U.S. Credit A or Better Bond Index. As of May 31, the fund’s 30day SEC yield was 2.24% for Investor Shares, up from 2.14% six months earlier, and 2.32% for Admiral Shares, up from 2.22%.

U.S. stocks stayed positive, although clouds hovered
The broad U.S. stock market returned nearly 4% for the six months. Corporate profits generally exceeded expectations, the Federal Reserve remained cautious about its timing for raising shortterm interest rates, and other nations’ central banks continued their monetary stimulus programs. These factors helped offset pressures on the market that included perceived high stock valuations and renewed debt troubles for Greece.

International stocks returned almost 4% for U.S. investors, although results would have been more robust if not for the dollar’s strength against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, exceeded those of Europe and emerging markets. (You can read about Vanguard’s assessment of Japan’s economy in Japan: The Long Road Back to Inflation, available at vanguard.com/research. This is part of the Global Macro Matters series produced by our economists.)

Taxable bonds gained ground despite setbacks along the way
The broad U.S. taxable bond market returned 1.09%, although results turned slightly negative in the latter half of the period. Overall, the stimulative monetary policies of central banks across the globe helped bond returns. The yield of the 10year Treasury note ended May at 2.14%, down from 2.25% six months earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.65%, restrained by the U.S. dollar’s strength. Without this currency effect, international bond returns were positive.

Market Barometer

			Total Returns
		Periods Ended May 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.41%	11.91%	16.68%
Russell 2000 Index (Small-caps)	6.94	11.32	15.04
Russell 3000 Index (Broad U.S. market)	3.67	11.86	16.54
FTSE All-World ex US Index (International)	3.78	0.08	8.51

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.09%	3.03%	3.90%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.71	3.18	4.53
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

CPI
Consumer Price Index	0.70%	-0.04%	1.74%

The Fed’s continued target of 0%–0.25% for shortterm interest rates severely limited returns for money market funds and savings accounts.

Muted stock and bond returns led to a modest performance
Vanguard Wellington Fund got its start in 1929 on the eve of the Great Depression. It has thrived over the long term, thanks in large part to its balanced portfolio of stocks and bonds. This strategy continues to define the fund, now one of the nation’s largest balanced funds.

The broadly diversified fund invests in about 100 stocks and 800 bonds across all market sectors. Combining stocks and bonds in a diversified portfolio, as the Wellington Fund does, can help reduce volatility and smooth the path to investors’ longterm financial goals.

Over the most recent six months, the fund’s stock portion returned 2.61%. The portfolio posted positive returns in six of the ten market sectors. Health care stocks, which benefited from a wave of mergers and acquisitions, were the top contributors to overall performance. Financial stocks, particularly those of banks, also added significantly to the fund’s return. Stocks of industrial companies, hurt by weakness from the energy sector, weighed most on results.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellington Fund	0.26%	0.18%	0.96%

The fund expense ratios shown are from the prospectus dated March 25, 2015, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2015, the fund’s annualized expense ratios were 0.26% for Investor Shares and 0.18% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer group: Mixed-Asset Target Allocation Growth Funds.

As I mentioned, the fund’s equity portfolio trailed its benchmark, which returned 2.97%. This underperformance can be attributed in large part to the fund’s allocations within the consumer discretionary sector. Poorly performing holdings in the casino industry and a lack of exposure to some of the betterperforming areas, including restaurants and internet retailers, weighed on results relative to the index.

Bond returns were tepid. The fund’s fixed income portfolio—composed of investmentgrade corporate and U.S. government bonds—returned 1.04%, slightly behind the 1.15% return of its benchmark. The fund’s performance relative to the index was hindered by its tendency to favor bonds with shorter durations. (Duration is a measure of interest rate sensitivity, so bonds with shorter durations are less sensitive to rate changes.) However, the fund’s holdings in corporate bonds helped offset that weakness.

For more on the fund’s positioning during the fiscal half year, please see the Advisor’s Report that follows this letter.

Promoting good corporate governance is one way we protect your interests
Our core purpose is “to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.” This means more than offering smart investments, trustworthy guidance, and low fees. It also means working with the companies held by Vanguard funds to make sure that your interests remain paramount.

Because promoting good corporate governance supports our core purpose, we want to inform our investors—regardless of which Vanguard fund they may own—about our efforts in this area. As one of the world’s largest investment managers, we are making our voice heard in corporate boardrooms to promote the highest standards of stewardship. Our advocacy encompasses a range of corporate governance issues, including executive compensation and succession planning, board composition and effectiveness, oversight of strategy and risk, and communication with shareholders.

We also exert our influence in an important way when Vanguard funds cast their proxy votes at companies’ shareholder meetings.

Most of these votes take place at this time of year, making it an appropriate time to remind you that we work hard to represent your best interests. Good governance, we believe, is essential for any company seeking to maximize its longterm returns to shareholders. You can learn more about our efforts at vanguard.com/corporategovernance.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 11, 2015

Advisor’s Report

Vanguard Wellington Fund’s Investor Shares returned 2.03% for the six months ended May 31, 2015. The fund underperformed the 2.65% average return of its peer group, MixedAsset Target Allocation Growth Funds, and the 2.43% return of its benchmark, the Wellington Composite Index. (The index is weighted 65% largecapitalization stocks as measured by the S&P 500 Index and 35% highquality corporate bonds as measured by the Barclays Credit A or Better Bond Index.) The equity and fixed income portfolios both lagged their benchmarks.

Investment environment
Stock markets in the United States and abroad posted positive returns for the period. The S&P 500 Index was up 2.97%, the MSCI World Index 3.70%, and the MSCI EAFE Index 4.84%.

The broad fixed income markets rose modestly, with the Barclays U.S. Aggregate Bond Index returning 1.09%. The yield of the 10year U.S. Treasury note fell, beginning the period at 2.25% and ending at 2.14%, and the Treasury curve flattened slightly as longerterm yields fell a bit while shortterm yields increased.

The environment at the end of 2014 was a microcosm of the predominant yearlong trends in global fixed income: falling Treasury yields and a strong U.S. dollar. Monetary policy and growth in the United States increasingly diverged from those in other parts of the world. Many central banks eased monetary policy during the first quarter of 2015, with some resorting to radical measures to counter falling inflation and stimulate growth.

Macroeconomic data remained mixed in March, with the United States hitting a soft patch and Europe showing signs of recovery. Concerns about Greece’s bailout, on the other hand, intensified, and global growth moderated toward the end of the period. The Federal Reserve acknowledged weak firstquarter U.S. growth but appeared optimistic about a secondquarter rebound, suggesting that it is still on track to raise interest rates this year.

Our successes
In the stock portfolio, security selection in financials contributed to relative returns, most notably our holdings in Japan’s Mitsubishi UFJ Financial Group (MUFG) and Swiss bank UBS Group AG. MUFG has benefited from strong overseas growth and the Bank of Japan’s assetpurchase policy. Shares of UBS, which has diversified operations worldwide, rose as investors welcomed the news that it plans to restructure and downsize its investment banking operation and focus on improving profitability and wealth management services. Not owning benchmark laggard Berkshire Hathaway also aided relative returns.

Security selection in corporate bonds generated favorable results for the fixed income portion of the fund, particularly among industrial issuers; our holdings in the consumer noncyclical, energy, and consumer cyclical subsectors were among the most helpful to relative performance. An allocation to collateralized loan obligations also enhanced returns.

Our shortfalls
In the stock portfolio, our results were weakest in consumer discretionary and health care. Las Vegas Sands, a U.S.based owner and operator of casino resorts, was one of the largest relative detractors after reporting disappointing earnings from the impact of tighter Macau government restrictions. Despite this nearterm challenge, we believe that Las Vegas Sands is one of the bestpositioned gaming companies in Macau, the world’s largest gaming jurisdiction. We still hold it but reduced our allocation.

In health care, our position in British pharmaceuticals manufacturer AstraZeneca detracted. The stock underperformed as the company reported fourthquarter earnings that were below consensus estimates because of significant cost increases.

Not owning strongly performing benchmark constituents Amazon.com and Biogen also weighed on relative results.

The bond portfolio’s shorter duration and yield curve positioning detracted.

The fund’s positioning
In the equity portfolio, our largest overweight sector positions at the end of the period were in financials and health care, and our largest underweight ones were in information technology and consumer discretionary. The largest absolute sector weighting was in financials.

We added Google during the period, believing that the market underestimates the company’s ability to sustain growth in search revenue and to exercise greater discipline in capital allocation. We also initiated a position in industrial gases supplier Praxair, which we view as a quality, wellmanaged company with an attractive industry structure, solid margins, and high returns on capital. Its shares had lagged the market, and we bought at what we believed to be an attractive entry point.

We eliminated longtime holding Dow Chemical, along with Zoetis, a U.S. maker of animal medicines and vaccines. Both stocks performed well during our holding period, and we decided to sell on their strong performance as they approached our price targets.

The U.S. economy appears to be holding up, but we believe it will slow slightly. We think GDP growth of 2%–2.5% is achievable in 2015. Europe’s economy is starting to pick up, which should boost global growth and, in turn, the U.S. economy, particularly exports. If the recent changes in oil capital expenditures lead to higher oil prices, it should mean higher inflation. And if inflation rises, interest rates are more likely to increase, which should benefit our ratesensitive portfolio. The U.S. housing market is showing signs of life, and some recent data points have been encouraging. We believe this is due to a combination of the strong stock market, lower unemployment, and pentup demand. There also appears to be a greater sense of urgency for potential home buyers as they begin to realize that interest rates (and hence mortgage rates) may soon go up.

We believe that the equity portfolio is wellpositioned for a tepid economic environment and that we have a solid portfolio of firms with strong management teams, good balance sheets, and a commitment to returning cash to shareholders through dividends and share repurchases.

In fixed income, our outlook is not without uncertainty. External forces can greatly affect our capital markets. In particular, quantitative easing programs in Europe and Japan; global tensions in Ukraine, the Middle East, and the South China Sea; and rising credit concerns in South America are risks we should not ignore. Last year’s sharp decline in oil and other energy prices continues to create uncertainty as it provides a nearterm boost to consumer spending but also lowers the inflation numbers that drive Fed decision makers. Even the Fed’s raising of interest rates could generate concerns and heighten volatility.

In the credit sectors, we still view the U.S. corporate bond sector favorably given that it has weathered the economic cycle relatively well. Investmentgrade corporate bond issuers continue to produce good earnings, protect their balance sheets, and maintain ample liquidity. The greatest credit risks appear to lie in the public sectors where we have no direct fixed income exposure.

Finally, greater clarity about the new regulatory environment for banks makes them less inclined to support trading activities in the fixed income markets in which we invest. Companies such as UBS, RBS, and Deutsche Bank have announced cutbacks, and we expect to see more announcements from other large market makers. This leads us toward holding more liquidity in the fund’s fixed income portion, notably using Treasury bonds and agency mortgagebacked securities as our “allweather” liquidity buffer. This buffer should provide downside protection for shareholders if the economic cycle takes an unfavorable turn.

Edward P. Bousa, CFA, Senior Managing Director and Equity Portfolio Manager

John C. Keogh, Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP
June 10, 2015

Wellington Fund

Fund Profile
As of May 31, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWELX	VWENX
Expense Ratio[1]	0.26%	0.18%
30-Day SEC Yield	2.24%	2.32%

Equity and Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	96	502	3,733
Median Market Cap	$109.1B	$81.6B	$50.6B
Price/Earnings Ratio	18.7x	20.4x	21.9x
Price/Book Ratio	2.4x	2.9x	2.8x
Return on Equity	18.5%	18.7%	17.5%
Earnings Growth
Rate	8.9%	11.5%	11.8%
Dividend Yield	2.5%	2.0%	1.9%
Foreign Holdings	6.2%	0.0%	0.0%
Turnover Rate
(Annualized)	40%	—	—
Short-Term
Reserves	0.8%	—	—

Fixed Income Characteristics
		Barclays	Barclays
		Credit A	Aggregate
		or Better	Bond
	Fund	Index	Index
Number of Bonds	813	3,227	9,330
Yield to Maturity
(before expenses)	2.5%	2.5%	2.2%
Average Coupon	3.6%	3.7%	3.2%
Average Duration	6.3 years	6.7 years	5.5 years
Average Effective
Maturity	9.3 years	9.5 years	7.7 years

Total Fund Volatility Measures
		DJ
	Wellington	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.95	0.91
Beta	0.95	0.60

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Wells Fargo & Co.	Diversified Banks	3.8%
Merck & Co. Inc.	Pharmaceuticals	3.0
Microsoft Corp.	Systems Software	2.9
JPMorgan Chase & Co.	Diversified Banks	2.5
Verizon Communications Integrated
Inc.	Telecommunication
	Services	2.5
Comcast Corp.	Cable & Satellite	2.4
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	2.2
Intel Corp.	Semiconductors	2.1
Chevron Corp.	Integrated Oil & Gas	2.1
CVS Health Corp.	Drug Retail	2.1
Top Ten		25.6%
Top Ten as % of Total Net Assets		16.7%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated March 25, 2015, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2015, the annualized expense ratios were 0.26% for Investor Shares and 0.18% for Admiral Shares.

Wellington Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Consumer
Discretionary	7.6%	12.5%	13.2%
Consumer Staples	8.5	9.5	8.3
Energy	8.5	7.9	7.3
Financials	22.4	16.2	17.6
Health Care	19.2	15.1	14.7
Industrials	11.9	10.2	10.9
Information
Technology	14.5	20.1	19.4
Materials	1.9	3.2	3.6
Telecommunication
Services	2.4	2.3	2.0
Utilities	3.1	3.0	3.0

Sector Diversification (% of fixed income portfolio)
Asset-Backed	5.1%
Commercial Mortgage-Backed	0.5
Finance	26.1
Foreign	3.3
Government Mortgage-Backed	3.0
Industrial	34.9
Treasury/Agency	16.9
Utilities	5.2
Other	5.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed income portfolio)
U.S. Government	20.4%
Aaa	5.9
Aa	12.2
A	45.4
Baa	16.1

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2004, Through May 31, 2015

Wellington Fund Investor Shares
Wellington Composite Index

For a benchmark description, see the Glossary.
Note: For 2015, performance data reflect the six months ended May 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1929	8.20%	10.64%	3.19%	4.93%	8.12%
Admiral Shares	5/14/2001	8.27	10.72	3.29	4.93	8.22

See Financial Highlights for dividend and capital gains information.

Wellington Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of May 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	24,788,506	1,449,136	1.6%
Lowe’s Cos. Inc.	11,529,980	806,868	0.9%
Ford Motor Co.	47,210,070	716,177	0.8%
Twenty-First Century Fox Inc. Class A	20,964,168	704,396	0.8%
Consumer Discretionary—Other †		852,906	0.9%
		4,529,483	5.0%
Consumer Staples
CVS Health Corp.	12,042,860	1,232,948	1.3%
Coca-Cola Co.	14,901,050	610,347	0.7%
Wal-Mart Stores Inc.	7,251,720	538,585	0.6%
Philip Morris International Inc.	6,267,650	520,654	0.6%
Consumer Staples—Other †		2,127,915	2.3%
		5,030,449	5.5%
Energy
Chevron Corp.	12,217,090	1,258,360	1.4%
Exxon Mobil Corp.	14,343,734	1,222,086	1.4%
Anadarko Petroleum Corp.	6,553,730	547,958	0.6%
Energy—Other †		2,020,841	2.2%
		5,049,245	5.6%
Financials
Wells Fargo & Co.	39,759,697	2,224,953	2.4%
JPMorgan Chase & Co.	22,937,196	1,508,809	1.7%
Prudential Financial Inc.	12,710,780	1,075,459	1.2%
ACE Ltd.	9,661,610	1,028,768	1.1%
PNC Financial Services Group Inc.	9,751,100	933,083	1.0%
BlackRock Inc.	2,414,620	883,220	1.0%
Citigroup Inc.	12,813,360	692,947	0.8%

Wellington Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Bank of America Corp.	36,694,260	605,455	0.7%
MetLife Inc.	10,815,505	565,218	0.6%
Financials—Other †		3,717,194	4.1%
		13,235,106	14.6%
Health Care
Merck & Co. Inc.	29,076,382	1,770,461	1.9%
Pfizer Inc.	33,833,063	1,175,699	1.3%
Bristol-Myers Squibb Co.	16,746,125	1,081,800	1.2%
Eli Lilly & Co.	12,579,090	992,490	1.1%
Johnson & Johnson	9,652,316	966,583	1.1%
Medtronic plc	12,013,790	916,892	1.0%
Cardinal Health Inc.	10,192,280	898,653	1.0%
UnitedHealth Group Inc.	7,331,010	881,261	1.0%
AstraZeneca plc ADR	12,415,770	838,685	0.9%
Health Care—Other †		1,817,753	2.0%
		11,340,277	12.5%
Industrials
United Parcel Service Inc. Class B	9,703,433	962,775	1.0%
General Electric Co.	29,881,430	814,867	0.9%
Honeywell International Inc.	7,596,510	791,556	0.9%
United Technologies Corp.	6,059,900	710,039	0.8%
FedEx Corp.	3,417,230	591,933	0.6%
CSX Corp.	16,847,970	574,179	0.6%
Caterpillar Inc.	6,064,099	517,389	0.6%
Industrials—Other †		2,058,798	2.3%
		7,021,536	7.7%
Information Technology
Microsoft Corp.	36,062,760	1,689,901	1.9%
Apple Inc.	9,985,985	1,300,974	1.4%
Intel Corp.	36,591,940	1,260,958	1.4%
* Google Inc. Class A	1,992,340	1,086,463	1.2%
Cisco Systems Inc.	32,425,820	950,401	1.0%
Accenture plc Class A	9,401,760	902,945	1.0%
Oracle Corp.	12,614,080	548,586	0.6%
Information Technology—Other †		817,379	0.9%
		8,557,607	9.4%

Materials †		1,119,221	1.2%

Telecommunication Services
Verizon Communications Inc.	29,384,180	1,452,754	1.6%

Utilities
NextEra Energy Inc.	7,113,650	728,011	0.8%
Dominion Resources Inc.	7,298,620	514,698	0.6%
Utilities—Other †		595,713	0.6%
		1,838,422	2.0%
Total Common Stocks (Cost $39,411,742)		59,174,100	65.1%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	1.750%	9/30/19	950,000	965,285	1.1%
	United States Treasury Note/Bond	1.375%	9/30/18	953,900	963,143	1.0%
	United States Treasury Note/Bond	2.875%	5/15/43	624,097	620,489	0.7%
	United States Treasury Note/Bond	1.000%	9/15/17	500,000	503,125	0.5%
1	United States
	Treasury Note/Bond	0.500%–3.625%	6/30/16–2/15/45	2,046,830	2,078,855	2.3%
					5,130,897	5.6%

Conventional Mortgage-Backed Securities †					926,747	1.0%

Nonconventional Mortgage-Backed Securities †					155,097	0.2%
Total U.S. Government and Agency Obligations (Cost $6,048,441)					6,212,741	6.8%
Asset-Backed/Commercial Mortgage-Backed Securities
2	Banc of America Commercial
	Mortgage Trust 2006-2	5.727%	5/10/45	15,060	15,422	0.0%
2	Banc of America Commercial
	Mortgage Trust 2006-5	5.414%	9/10/47	18,271	18,891	0.0%
2	Bear Stearns Commercial
	Mortgage Securities
	Trust 2006-PWR13	5.540%	9/11/41	20,753	21,548	0.0%
2	Merrill Lynch Mortgage
	Trust 2006-C1	5.676%	5/12/39	25,972	26,630	0.1%
3	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				1,471,661	1.6%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,553,738)					1,554,152	1.7%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.300%–6.875%	5/16/16–4/1/44	423,523	457,423	0.5%
	Bank of America NA	5.300%–6.000%	3/15/17–10/15/36	98,000	109,269	0.1%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	25,150	28,437	0.0%
	Citigroup Inc.	1.750%–8.500%	12/15/15–5/6/44	482,467	522,227	0.6%
	JPMorgan Chase & Co.	3.250%–6.300%	1/15/18–8/16/43	453,731	498,170	0.6%
	National City Corp.	6.875%	5/15/19	13,950	16,287	0.0%
	PNC Bank NA	3.300%–4.875%	9/21/17–11/1/25	84,845	89,952	0.1%
	PNC Financial Services
	Group Inc.	3.900%	4/29/24	41,565	42,662	0.0%
	Synchrony Financial	2.700%–3.000%	8/15/19–2/3/20	26,595	26,824	0.0%
	Wells Fargo & Co.	2.150%–5.625%	12/15/16–11/4/44	496,152	518,307	0.6%
3	Banking—Other †				3,730,237	4.1%
	Brokerage †				13,261	0.0%
	Finance Companies
	General Electric
	Capital Corp.	3.100%–6.875%	1/7/21–1/10/39	426,871	494,967	0.6%
	Insurance
	ACE Capital Trust II	9.700%	4/1/30	20,000	30,000	0.0%
	ACE INA Holdings Inc.	2.600%–5.800%	11/23/15–5/15/24	73,705	79,152	0.1%
3	Five Corners Funding Trust	4.419%	11/15/23	5,935	6,241	0.0%
	Prudential Financial Inc.	2.300%–4.500%	5/12/16–11/15/20	70,905	75,126	0.1%
	UnitedHealth Group Inc.	2.875%–6.000%	6/15/17–3/15/43	151,856	159,348	0.2%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
3 Insurance—Other †				911,955	1.0%
3 Real Estate Investment Trusts †				128,279	0.1%
				7,938,124	8.7%
Industrial
Basic Industry †				277,674	0.3%
Capital Goods
General Electric Co.	2.700%–5.250%	12/6/17–3/11/44	93,170	96,578	0.1%
3 Capital Goods—Other †				761,796	0.8%
Communication
Comcast Corp.	2.850%–6.500%	1/15/23–8/15/45	258,645	268,358	0.3%
3 NBCUniversal Enterprise
Inc.	1.662%–1.974%	4/15/18–4/15/19	176,250	177,056	0.2%
NBCUniversal Media LLC	4.375%	4/1/21	23,900	26,255	0.0%
Verizon Communications
Inc.	3.450%–6.900%	9/15/20–8/21/46	402,552	441,704	0.5%
3 Communication—Other †				1,080,425	1.2%
Consumer Cyclical
CVS Health Corp.	2.750%–5.750%	6/1/17–12/1/22	57,891	57,662	0.1%
Lowe’s Cos. Inc.	5.500%–6.875%	2/15/28–9/15/37	91,595	116,882	0.1%
3 Consumer Cyclical—Other †				1,231,153	1.3%
Consumer Noncyclical
AstraZeneca plc	1.950%–6.450%	9/18/19–9/15/37	35,450	42,741	0.1%
Bristol-Myers Squibb Co.	3.250%	11/1/23	40,790	42,183	0.0%
Cardinal Health Inc.	1.700%–4.500%	3/15/18–11/15/44	96,480	97,144	0.1%
Eli Lilly & Co.	3.700%–4.650%	6/15/44–3/1/45	53,875	55,446	0.1%
Johnson & Johnson	5.150%	7/15/18	14,800	16,639	0.0%
3 Medtronic Inc.	1.375%–4.375%	4/1/18–3/15/35	202,565	206,173	0.2%
Merck & Co. Inc.	1.300%–6.550%	5/18/18–5/18/43	198,385	200,514	0.2%
Pfizer Inc.	3.000%	6/15/23	65,000	65,549	0.1%
Wyeth LLC	5.950%	4/1/37	25,000	30,404	0.0%
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	37,222	0.0%
3 Consumer Noncyclical—Other †				2,788,356	3.1%
Energy
Chevron Corp.	3.191%	6/24/23	49,470	50,743	0.1%
3 Energy—Other †				1,275,073	1.4%
3 Other Industrial †				63,455	0.1%
Technology
Apple Inc.	2.850%–4.450%	5/6/21–5/6/44	106,025	107,617	0.1%
Cisco Systems Inc.	2.900%–4.450%	1/15/20–3/4/21	37,445	40,652	0.1%
Microsoft Corp.	2.375%–3.625%	2/12/22–2/12/35	93,660	91,966	0.1%
Technology—Other †				363,351	0.4%
Transportation
United Parcel Service Inc.	2.450%–4.875%	10/1/22–11/15/40	32,765	34,510	0.0%
3 Transportation—Other †				427,577	0.5%
				10,572,858	11.6%
Utilities
Electric †				1,525,196	1.7%
Natural Gas †				27,321	0.0%
Other Utility †				39,667	0.1%
				1,592,184	1.8%
Total Corporate Bonds (Cost $18,961,842)				20,103,166	22.1%
[3]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $959,398) †				1,008,655	1.1%
Taxable Municipal Bonds (Cost $1,316,746) †				1,535,745	1.7%

Wellington Fund

				Market	Percentage
				Value•	of Net
	Coupon		Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.136%		54,000,000	54,000	0.1%

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements
Bank of America Securities, LLC
(Dated 5/29/15, Repurchase Value
$4,100,000, collateralized by
Federal Home Loan Mortgage Corp.,
0.500%–1.630%, 5/25/18–8/25/41,
with a value of $4,183,000)	0.090%	6/1/15	4,100	4,100	0.0%
Citigroup Global Markets Inc.
(Dated 5/29/15, Repurchase Value
$8,000,000, collateralized by
U.S. Treasury Note/Bond, 1.625%,
12/31/19, with a value of
$8,160,000)	0.090%	6/1/15	8,000	8,000	0.0%
HSBC Bank USA
(Dated 5/29/15, Repurchase Value
$48,100,000, collateralized by
Federal National Mortgage Assn.,
2.500%–6.500%, 8/1/22–12/1/41,
with a value of $49,062,000)	0.090%	6/1/15	48,100	48,100	0.1%
RBC Capital Markets LLC
(Dated 5/29/15, Repurchase Value
$500,000, collateralized by
Federal Home Loan Mortgage Corp.,
2.153%–4.500%, 11/1/42–9/1/44,
Federal National Mortgage Assn.
3.000%–4.500%, 9/1/28–3/1/45,
with a value of $510,000)	0.090%	6/1/15	500	500	0.0%
RBS Securities, Inc.
(Dated 5/29/15, Repurchase Value
$62,301,000, collateralized by
U.S. Treasury Note/Bond, 3.625%,
8/15/19, with a value of
$63,551,000)	0.100%	6/1/15	62,300	62,300	0.1%
TD Securities (USA) LLC
(Dated 5/29/15, Repurchase Value
$14,600,000, collateralized by
Federal National Mortgage Assn.
3.500%, 4/1/32, U.S. Treasury Bill
0.000%, 5/26/16, with a value of
$14,892,000)	0.110%	6/1/15	14,600	14,600	0.0%
				137,600	0.2%

U.S. Government and Agency Obligations †				574,951	0.6%
Total Temporary Cash Investments (Cost $766,556)				766,551	0.9%
[6]Total Investments (Cost $69,018,463)				90,355,110	99.4%

Wellington Fund

	Market	Percentage
	Value•	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets[7]	1,264,906	1.4%
Liabilities[4]	(707,930)	(0.8%)
	556,976	0.6%
Net Assets	90,912,086	100.0%

At May 31, 2015, net assets consisted of:
		Amount
		($000)
Paid-in Capital		67,144,148
Undistributed Net Investment Income		369,007
Accumulated Net Realized Gains		2,072,125
Unrealized Appreciation (Depreciation)
Investment Securities		21,336,647
Futures Contracts		(9,284)
Swap Contracts		(123)
Foreign Currencies		(434)
Net Assets		90,912,086

Investor Shares—Net Assets
Applicable to 584,884,308 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		23,285,537
Net Asset Value Per Share—Investor Shares		$39.81

Admiral Shares—Net Assets
Applicable to 983,441,265 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		67,626,549
Net Asset Value Per Share—Admiral Shares		$68.77

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $720,000 have been segregated as collateral for open over-the-counter swap contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the aggregate value of these securities was $4,243,411,000, representing 4.7% of net assets.
4 Includes $54,000,000 of collateral received for securities on loan.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 The total value of securities on loan is $50,244,000.
7 Cash of $24,400,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Six Months Ended
May 31, 2015
($000)
Investment Income
Income
Dividends[1]	750,561
Interest	509,930
Securities Lending	1,860
Total Income	1,262,351
Expenses
Investment Advisory Fees—Note B
Basic Fee	34,796
Performance Adjustment	(1,874)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	20,409
Management and Administrative—Admiral Shares	31,419
Marketing and Distribution—Investor Shares	1,701
Marketing and Distribution—Admiral Shares	3,927
Custodian Fees	405
Shareholders’ Reports—Investor Shares	104
Shareholders’ Reports—Admiral Shares	123
Trustees’ Fees and Expenses	73
Total Expenses	91,083
Net Investment Income	1,171,268
Realized Net Gain (Loss)
Investment Securities Sold	2,238,223
Futures Contracts	(50,440)
Swap Contracts	(35)
Foreign Currencies	462
Realized Net Gain (Loss)	2,188,210
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,513,405)
Futures Contracts	(2,037)
Swap Contracts	(8)
Foreign Currencies	495
Change in Unrealized Appreciation (Depreciation)	(1,514,955)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,844,523
1 Dividends are net of foreign withholding taxes of $9,108,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,171,268	2,188,919
Realized Net Gain (Loss)	2,188,210	3,454,706
Change in Unrealized Appreciation (Depreciation)	(1,514,955)	3,770,110
Net Increase (Decrease) in Net Assets Resulting from Operations	1,844,523	9,413,735
Distributions
Net Investment Income
Investor Shares	(296,569)	(664,243)
Admiral Shares	(865,450)	(1,461,171)
Realized Capital Gain[1]
Investor Shares	(866,392)	(1,052,242)
Admiral Shares	(2,408,858)	(2,061,295)
Total Distributions	(4,437,269)	(5,238,951)
Capital Share Transactions
Investor Shares	(1,206,514)	(3,005,879)
Admiral Shares	5,166,689	9,086,141
Net Increase (Decrease) from Capital Share Transactions	3,960,175	6,080,262
Total Increase (Decrease)	1,367,429	10,255,046
Net Assets
Beginning of Period	89,544,657	79,289,611
End of Period[2]	90,912,086	89,544,657

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $438,299,000 and $463,589,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $369,007,000 and $359,331,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$41.02	$39.17	$34.29	$31.08	$29.94	$28.99
Investment Operations
Net Investment Income	.507	1.000	.955	.959	.929	.868
Net Realized and Unrealized Gain (Loss)
on Investments	.294	3.370	5.324	3.201	1.115	.960
Total from Investment Operations	.801	4.370	6.279	4.160	2.044	1.828
Distributions
Dividends from Net Investment Income	(. 509)	(. 982)	(. 958)	(. 950)	(. 904)	(. 878)
Distributions from Realized Capital Gains	(1.502)	(1.538)	(.441)	—	—	—
Total Distributions	(2.011)	(2.520)	(1.399)	(.950)	(.904)	(.878)
Net Asset Value, End of Period	$39.81	$41.02	$39.17	$34.29	$31.08	$29.94

Total Return[1]	2.03%	11.72%	18.85%	13.56%	6.85%	6.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,286	$25,199	$26,978	$26,716	$25,743	$26,717
Ratio of Total Expenses to
Average Net Assets[2]	0.26%	0.26%	0.26%	0.25%	0.27%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.56%	2.54%	2.61%	2.91%	2.95%	2.97%
Portfolio Turnover Rate	40%[3]	71%[3]	35%[3]	31%[3]	38%[3]	35%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, (0.02%), 0.00%, and 0.01%.
3 Includes 3%, 14%, 5%, 15%, and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$70.85	$67.65	$59.24	$53.68	$51.71	$50.07
Investment Operations
Net Investment Income	.903	1.781	1.700	1.703	1.645	1.542
Net Realized and Unrealized Gain (Loss)
on Investments	.521	5.825	9.175	5.544	1.930	1.658
Total from Investment Operations	1.424	7.606	10.875	7.247	3.575	3.200
Distributions
Dividends from Net Investment Income	(.910)	(1.750)	(1.703)	(1.687)	(1.605)	(1.560)
Distributions from Realized Capital Gains	(2.594)	(2.656)	(.762)	—	—	—
Total Distributions	(3.504)	(4.406)	(2.465)	(1.687)	(1.605)	(1.560)
Net Asset Value, End of Period	$68.77	$70.85	$67.65	$59.24	$53.68	$51.71

Total Return[1]	2.09%	11.82%	18.91%	13.69%	6.94%	6.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$67,627	$64,341	$52,311	$37,649	$29,048	$24,623
Ratio of Total Expenses to
Average Net Assets[2]	0.18%	0.18%	0.18%	0.17%	0.19%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.64%	2.62%	2.69%	2.99%	3.03%	3.05%
Portfolio Turnover Rate	40%[3]	71%[3]	35%[3]	31%[3]	38%[3]	35%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, (0.02%), 0.00%, and 0.01%.
3 Includes 3%, 14%, 5%, 15%, and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in

Wellington Fund

market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended May 31, 2015, the fund’s average investments in long and short futures contracts represented 1% and 2% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may

Wellington Fund

default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended May 31, 2015, the fund’s average amounts of credit protection purchased and sold represented 0% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At May 31, 2015, counterparties had deposited in segregated accounts cash with a value of $510,000 in connection with TBA transactions.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities

Wellington Fund

from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2011–2014), and for the period ended May 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the

Wellington Fund

credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2015, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or Better Bond Index. For the six months ended May 31, 2015, the investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets before a decrease of $1,874,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At May 31, 2015, the fund had contributed capital of $8,070,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.23% of Vanguard’s capitalization.

The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Wellington Fund

The following table summarizes the market value of the fund’s investments as of May 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	55,527,124	3,646,976	—
U.S. Government and Agency Obligations	—	6,212,741	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,554,152	—
Corporate Bonds	—	20,080,636	22,530
Sovereign Bonds	—	1,008,655	—
Taxable Municipal Bonds	—	1,535,745	—
Temporary Cash Investments	54,000	712,551	—
Futures Contracts—Assets[1]	171	—	—
Futures Contracts—Liabilities[1]	(5,663)	—	—
Swap Contracts—Liabilities	—	(123)	—
Total	55,575,632	34,751,333	22,530
1 Represents variation margin on the last day of the reporting period.

E. At May 31, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	171	—	171
Liabilities	(5,663)	(123)	(5,786)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended May 31, 2015, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(50,440)	—	(50,440)
Swap Contracts	—	(35)	(35)
Realized Net Gain (Loss) on Derivatives	(50,440)	(35)	(50,475)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,037)	—	(2,037)
Swap Contracts	—	(8)	(8)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,037)	(8)	(2,045)

Wellington Fund

At May 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2015	(10,752)	(1,372,896)	(4,467)
5-Year U.S. Treasury Note	September 2015	(10,821)	(1,295,561)	(4,944)
2-Year U.S. Treasury Note	September 2015	1,825	399,418	439
Ultra Long U.S. Treasury Bond	September 2015	(257)	(41,192)	(312)
				(9,284)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At May 31, 2015, the fund had the following open credit default swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Purchased
General Mills Inc.	3/20/18	DBAG	25,000	505	(1.000)	(123)
1 DBAG—Deutsche Bank AG.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended May 31, 2015, the fund realized net foreign currency gains of $462,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $35,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

Wellington Fund

At May 31, 2015, the cost of investment securities for tax purposes was $69,140,223,000. Net unrealized appreciation of investment securities for tax purposes was $21,214,887,000, consisting of unrealized gains of $21,968,769,000 on securities that had risen in value since their purchase and $753,882,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended May 31, 2015, the fund purchased $10,059,233,000 of investment securities and sold $9,462,053,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,094,499,000 and $8,021,906,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		May 31, 2015	November 30, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,285,144	32,409	2,619,108	67,325
Issued in Lieu of Cash Distributions	1,126,151	28,570	1,667,729	43,583
Redeemed	(3,617,809)	(90,457)	(7,292,716)	(185,330)
Net Increase (Decrease)—Investor Shares	(1,206,514)	(29,478)	(3,005,879)	(74,422)
Admiral Shares
Issued	5,659,234	82,161	11,217,869	165,365
Issued in Lieu of Cash Distributions	3,094,760	45,463	3,316,007	50,102
Redeemed	(3,587,305)	(52,317)	(5,447,735)	(80,541)
Net Increase (Decrease)—Admiral Shares	5,166,689	75,307	9,086,141	134,926

I. Management has determined that no material events or transactions occurred subsequent to May 31, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	11/30/2014	5/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,020.27	$1.31
Admiral Shares	1,000.00	1,020.87	0.91
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.64	$1.31
Admiral Shares	1,000.00	1,024.03	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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otherwise noted.

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calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
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You can review and copy information about your fund at
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q212 072015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

.

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

		Market
		Value
	Shares	($000)
Common Stocks (65.1%)
Consumer Discretionary (5.0%)
Comcast Corp. Class A	24,788,506	1,449,136
Lowe's Cos. Inc.	11,529,980	806,868
Ford Motor Co.	47,210,070	716,177
Twenty-First Century Fox Inc. Class A	20,964,168	704,396
* Hilton Worldwide Holdings Inc.	12,589,640	364,596
Las Vegas Sands Corp.	3,950,507	200,804
Honda Motor Co. Ltd.	3,739,400	128,579
Volkswagen AG Preference Shares	372,136	90,437
Walt Disney Co.	620,546	68,490
		4,529,483
Consumer Staples (5.5%)
CVS Health Corp.	12,042,860	1,232,948
Coca-Cola Co.	14,901,050	610,347
Wal-Mart Stores Inc.	7,251,720	538,585
Philip Morris International Inc.	6,267,650	520,654
Mondelez International Inc. Class A	11,821,490	491,656
Walgreens Boots Alliance Inc.	5,398,160	463,378
Diageo plc	13,773,861	382,240
Procter & Gamble Co.	4,312,395	338,049
PepsiCo Inc.	3,399,580	327,821
Unilever NV	2,157,790	92,138
Diageo plc ADR	294,100	32,633
		5,030,449
Energy (5.6%)
Chevron Corp.	12,217,090	1,258,360
Exxon Mobil Corp.	14,343,734	1,222,086
Anadarko Petroleum Corp.	6,553,730	547,958
^ Total SA	9,658,675	487,434
Schlumberger Ltd.	4,144,620	376,207
BG Group plc	19,079,648	332,573
Hess Corp.	4,526,840	305,652
Marathon Oil Corp.	9,776,130	265,813
EOG Resources Inc.	2,854,460	253,162
		5,049,245
Financials (14.6%)
Wells Fargo & Co.	39,759,697	2,224,953
JPMorgan Chase & Co.	22,937,196	1,508,809
Prudential Financial Inc.	12,710,780	1,075,459
ACE Ltd.	9,661,610	1,028,768
PNC Financial Services Group Inc.	9,751,100	933,083
BlackRock Inc.	2,414,620	883,220
Citigroup Inc.	12,813,360	692,947
Bank of America Corp.	36,694,260	605,455
MetLife Inc.	10,815,505	565,218
Marsh & McLennan Cos. Inc.	8,121,080	472,890
Mitsubishi UFJ Financial Group Inc.	64,052,600	472,311
Northern Trust Corp.	5,395,274	402,218
Bank of Nova Scotia	7,382,730	388,848
US Bancorp	8,588,710	370,259
UBS Group AG	16,708,934	360,579
American International Group Inc.	4,591,050	269,081
Hartford Financial Services Group Inc.	6,387,902	262,607
Standard Chartered plc	14,899,603	238,381
American Tower Corporation	1,842,500	170,966
BNP Paribas SA	2,813,618	169,475
AvalonBay Communities Inc.	838,310	139,579
		13,235,106
Health Care (12.5%)
Merck & Co. Inc.	29,076,382	1,770,461
Pfizer Inc.	33,833,063	1,175,699
Bristol-Myers Squibb Co.	16,746,125	1,081,800

1

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

		Market
		Value
	Shares	($000)
Eli Lilly & Co.	12,579,090	992,490
Johnson & Johnson	9,652,316	966,583
Medtronic plc	12,013,790	916,892
Cardinal Health Inc.	10,192,280	898,653
UnitedHealth Group Inc.	7,331,010	881,261
AstraZeneca plc ADR	12,415,770	838,685
Roche Holding AG	1,503,327	458,321
* Gilead Sciences Inc.	3,485,050	391,267
Novartis AG	3,081,697	316,279
AmerisourceBergen Corp. Class A	2,436,320	274,232
* Celgene Corp.	2,002,260	229,139
Takeda Pharmaceutical Co. Ltd.	3,061,400	148,515
		11,340,277
Industrials (7.7%)
United Parcel Service Inc. Class B	9,703,433	962,775
General Electric Co.	29,881,430	814,867
Honeywell International Inc.	7,596,510	791,556
United Technologies Corp.	6,059,900	710,039
FedEx Corp.	3,417,230	591,933
CSX Corp.	16,847,970	574,179
Caterpillar Inc.	6,064,099	517,389
Eaton Corp. plc	6,952,060	497,698
Raytheon Co.	4,398,038	454,141
Lockheed Martin Corp.	2,190,850	412,318
Schneider Electric SE	4,497,335	339,058
ABB Ltd. ADR	10,170,440	222,122
General Dynamics Corp.	952,205	133,461
		7,021,536
Information Technology (9.4%)
Microsoft Corp.	36,062,760	1,689,901
Apple Inc.	9,985,985	1,300,974
Intel Corp.	36,591,940	1,260,958
* Google Inc. Class A	1,992,340	1,086,463
Cisco Systems Inc.	32,425,820	950,401
Accenture plc Class A	9,401,760	902,945
Oracle Corp.	12,614,080	548,586
Texas Instruments Inc.	8,445,592	472,278
QUALCOMM Inc.	4,952,660	345,101
		8,557,607
Materials (1.2%)
Praxair Inc.	3,986,280	489,754
International Paper Co.	8,903,090	461,447
Goldcorp Inc.	4,766,210	84,648
BHP Billiton plc	3,954,274	83,372
		1,119,221
Telecommunication Services (1.6%)
Verizon Communications Inc.	29,384,180	1,452,754

Utilities (2.0%)
NextEra Energy Inc.	7,113,650	728,011
Dominion Resources Inc.	7,298,620	514,698
Duke Energy Corp.	3,986,210	301,876
Exelon Corp.	8,685,694	293,837
		1,838,422
Total Common Stocks (Cost $39,411,742)		59,174,100

2

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (6.8%)
U.S. Government Securities (5.6%)
1	United States Treasury Note/Bond	1.500%	6/30/16	4,905	4,966
	United States Treasury Note/Bond	0.500%	7/31/16	169,000	169,291
	United States Treasury Note/Bond	0.875%	9/15/16	114,000	114,677
	United States Treasury Note/Bond	0.625%	12/31/16	380,030	380,862
	United States Treasury Note/Bond	0.875%	1/31/17	12,165	12,237
	United States Treasury Note/Bond	0.500%	2/28/17	24,500	24,485
	United States Treasury Note/Bond	0.500%	3/31/17	102,000	101,889
	United States Treasury Note/Bond	1.000%	9/15/17	500,000	503,125
	United States Treasury Note/Bond	0.750%	10/31/17	230,000	229,929
	United States Treasury Note/Bond	1.000%	5/31/18	220,000	220,275
	United States Treasury Note/Bond	1.375%	9/30/18	953,900	963,143
	United States Treasury Note/Bond	2.750%	2/15/19	30,350	32,067
	United States Treasury Note/Bond	1.750%	9/30/19	950,000	965,285
	United States Treasury Note/Bond	1.375%	2/29/20	62,000	61,797
	United States Treasury Note/Bond	2.250%	11/15/24	21,150	21,394
	United States Treasury Note/Bond	2.000%	2/15/25	302,000	298,603
	United States Treasury Note/Bond	2.875%	5/15/43	624,097	620,489
	United States Treasury Note/Bond	3.625%	2/15/44	60,000	68,700
	United States Treasury Note/Bond	3.375%	5/15/44	241,000	263,934
	United States Treasury Note/Bond	3.125%	8/15/44	46,730	48,884
	United States Treasury Note/Bond	2.500%	2/15/45	27,000	24,865
					5,130,897
Conventional Mortgage-Backed Securities (1.0%)
2,3	Fannie Mae Pool	2.500%	7/1/27–1/1/29	9,207	9,429
2,3,4	Fannie Mae Pool	3.500%	11/1/25–6/1/45	294,000	307,321
2,3	Fannie Mae Pool	4.500%	6/1/28–6/1/45	436,863	477,322
2,3	Freddie Mac Gold Pool	3.000%	5/1/22–8/1/29	50	52
2,3	Freddie Mac Gold Pool	4.500%	6/1/23–6/1/45	116,992	128,243
2	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	3,735	4,368
2	Ginnie Mae I Pool	8.000%	6/15/17	12	12
					926,747
Nonconventional Mortgage-Backed Securities (0.2%)
2,3	Fannie Mae REMICS	3.500%	4/25/31	9,730	10,196
2,3	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	18,581	20,270
2,3	Freddie Mac REMICS	3.500%	3/15/31	5,760	6,040
2,3	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	108,686	118,591
					155,097
Total U.S. Government and Agency Obligations (Cost $6,048,441)					6,212,741
Asset-Backed/Commercial Mortgage-Backed Securities (1.7%)
2	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	105,755	106,093
2	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	145,385	146,007
5	American Tower Trust I	1.551%	3/15/18	14,885	14,999
5	American Tower Trust I	3.070%	3/15/23	43,000	42,772
2	AmeriCredit Automobile Receivables Trust 2012-1	4.720%	3/8/18	11,557	11,874
2,5,6	Apidos CDO	1.774%	4/17/26	50,405	50,303
2,5,6	ARES CLO Ltd.	1.795%	4/17/26	49,360	49,440
2,5,6	Atlas Senior Loan Fund Ltd.	1.815%	10/15/26	13,245	13,233
2,5,6	Atlas Senior Loan Fund V Ltd.	1.826%	7/16/26	12,135	12,129
2,5	Avis Budget Rental Car Funding AESOP LLC 2010-5A	3.150%	3/20/17	12,000	12,136
2,5,6	Babson CLO Ltd.	1.765%	7/20/25	5,660	5,662
2	Banc of America Commercial Mortgage Trust 2006-2	5.727%	5/10/45	15,060	15,422
2	Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	18,271	18,891
2	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.540%	9/11/41	20,753	21,548

3

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,5,6	CECLO 2013-20A 144A	1.757%	1/25/26	40,000	39,893
2,5,6	Cent CLO	1.767%	7/27/26	24,430	24,409
2,5,6	Cent CLO 22 Ltd.	1.756%	11/7/26	37,150	37,032
2,5,6	CIFC Funding Ltd.	1.775%	4/18/25	47,325	47,362
2	COMM 2006-C7 Mortgage Trust	5.750%	6/10/46	20,221	20,788
2	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	18,085	18,813
2	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.467%	9/15/39	11,785	12,238
2,5,6	Dryden Senior Loan Fund	1.625%	4/18/26	46,650	46,401
2,5	First Investors Auto Owner Trust 2013-2	1.230%	3/15/19	7,242	7,252
2,5	Ford Credit Floorplan Master Owner Trust A	2.090%	3/15/22	12,600	12,620
2	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	30,861	31,245
2,5	Hilton USA Trust 2013-HLT	2.662%	11/5/30	45,820	45,833
2,5,6	ING Investment Management Co.	1.775%	4/18/26	46,560	46,409
2	LB-UBS Commercial Mortgage Trust 2006-C4	5.832%	6/15/38	9,491	9,800
2,6	LB-UBS Commercial Mortgage Trust 2008-C1	6.150%	4/15/41	29,039	31,767
2,5,6	Limerock CLO	1.775%	4/18/26	53,500	53,392
2,5,6	Madison Park Funding XII Ltd.	1.725%	1/19/25	31,070	31,033
2,5,6	Madison Park Funding XIII Ltd.	1.775%	7/20/26	37,385	37,416
2	Merrill Lynch Mortgage Trust 2006-C1	5.676%	5/12/39	25,972	26,630
2,5	MMAF Equipment Finance LLC 2012-A	2.570%	6/9/33	8,570	8,754
2,5,6	OZLM VI Ltd.	1.824%	4/17/26	38,280	38,388
2	Santander Drive Auto Receivables Trust 2013-2	2.570%	3/15/19	19,690	19,846
2	Santander Drive Auto Receivables Trust 2014-2	2.330%	11/15/19	12,545	12,663
5	SBA Tower Trust	2.898%	10/15/19	46,310	46,919
2,5,6	Seneca Park CLO Ltd.	1.754%	7/17/26	27,340	27,339
2,5,6	SFAVE Commercial Mortgage Securities Trust 2015-
	5AVE	4.144%	1/5/35	27,300	27,969
2,5,6	Shackleton CLO Ltd.	1.754%	7/17/26	26,765	26,764
2,5	Springleaf Funding Trust	2.410%	12/15/22	45,080	45,143
2,5	Springleaf Funding Trust	3.160%	11/15/24	53,215	53,948
2,5	Springleaf Funding Trust 2015-B	3.480%	5/15/28	23,420	23,605
2,5	Springleaf Mortgage Loan Trust 2013-1A	2.310%	6/25/58	8,330	8,210
2,5,6	SYMP 14-14AA2 144A	1.750%	7/14/26	46,405	46,267
2,5,6	Thacher Park CLO 2014-1	1.745%	10/20/26	19,915	19,905
2	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	8,625	9,047
2,5,6	Voya CLO 2014-2 Ltd.	1.725%	7/17/26	7,275	7,234
2,5	Westlake Automobile Receivables Trust	0.970%	10/16/17	31,302	31,309
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,553,738)					1,554,152
Corporate Bonds (22.1%)
Finance (8.7%)
	Banking (6.6%)
	American Express Centurion Bank	6.000%	9/13/17	20,000	22,021
	American Express Co.	1.550%	5/22/18	62,130	61,924
	American Express Credit Corp.	2.750%	9/15/15	10,000	10,062
	American Express Credit Corp.	2.375%	3/24/17	71,985	73,516
	American Express Credit Corp.	2.125%	7/27/18	49,605	50,533
	American Express Credit Corp.	2.250%	8/15/19	30,200	30,436
	Bank of America Corp.	6.050%	5/16/16	70,000	73,014
	Bank of America Corp.	6.400%	8/28/17	23,000	25,320
	Bank of America Corp.	6.000%	9/1/17	69,725	76,101
	Bank of America Corp.	5.750%	12/1/17	30,000	32,861
	Bank of America Corp.	6.875%	4/25/18	40,000	45,450
	Bank of America Corp.	5.625%	7/1/20	4,550	5,190
	Bank of America Corp.	5.875%	1/5/21	40,000	46,245
	Bank of America Corp.	3.300%	1/11/23	24,005	24,002
	Bank of America Corp.	4.100%	7/24/23	6,735	7,052
	Bank of America Corp.	4.125%	1/22/24	26,100	27,362

4

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of America Corp.	4.000%	1/22/25	32,900	32,661
	Bank of America Corp.	5.875%	2/7/42	9,965	12,030
	Bank of America Corp.	5.000%	1/21/44	39,433	42,596
	Bank of America Corp.	4.875%	4/1/44	7,110	7,539
	Bank of America NA	5.300%	3/15/17	68,000	72,327
	Bank of America NA	6.000%	10/15/36	30,000	36,942
	Bank of Montreal	2.500%	1/11/17	79,535	81,598
	Bank of New York Mellon Corp.	2.150%	2/24/20	61,325	61,395
	Bank of New York Mellon Corp.	3.000%	2/24/25	27,990	27,752
	Bank of Nova Scotia	2.050%	10/30/18	64,150	64,965
	Bank of Nova Scotia	2.800%	7/21/21	25,650	26,190
5	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	54,260	54,354
5	Barclays Bank plc	6.050%	12/4/17	47,500	51,979
	Barclays Bank plc	2.500%	2/20/19	31,800	32,381
	Barclays Bank plc	5.125%	1/8/20	18,095	20,459
	Barclays Bank plc	5.140%	10/14/20	11,905	13,160
	Barclays Bank plc	3.750%	5/15/24	32,000	33,004
	BB&T Corp.	3.200%	3/15/16	34,000	34,608
	BB&T Corp.	4.900%	6/30/17	8,045	8,535
	BB&T Corp.	5.250%	11/1/19	8,000	8,933
	Bear Stearns Cos. LLC	6.400%	10/2/17	8,765	9,717
	Bear Stearns Cos. LLC	7.250%	2/1/18	16,385	18,720
	BNP Paribas SA	2.400%	12/12/18	53,700	54,657
	BNP Paribas SA	3.250%	3/3/23	12,270	12,386
	BPCE SA	2.500%	12/10/18	18,325	18,726
	BPCE SA	2.500%	7/15/19	53,100	53,855
	BPCE SA	4.000%	4/15/24	38,745	40,295
5	BPCE SA	5.150%	7/21/24	35,885	37,693
	Capital One Bank USA NA	2.150%	11/21/18	45,055	45,303
	Capital One Financial Corp.	3.150%	7/15/16	10,000	10,224
	Capital One Financial Corp.	5.250%	2/21/17	3,580	3,811
	Capital One Financial Corp.	4.750%	7/15/21	18,835	20,803
	Capital One Financial Corp.	3.750%	4/24/24	55,460	56,123
	Capital One Financial Corp.	3.200%	2/5/25	33,400	32,339
	Citigroup Inc.	4.587%	12/15/15	1,192	1,216
	Citigroup Inc.	4.450%	1/10/17	35,670	37,404
	Citigroup Inc.	6.125%	11/21/17	64,960	71,821
	Citigroup Inc.	1.750%	5/1/18	25,000	24,912
	Citigroup Inc.	6.125%	5/15/18	9,500	10,630
	Citigroup Inc.	2.500%	9/26/18	18,000	18,319
	Citigroup Inc.	2.550%	4/8/19	55,000	55,636
	Citigroup Inc.	8.500%	5/22/19	34,000	41,932
	Citigroup Inc.	2.500%	7/29/19	37,530	37,775
	Citigroup Inc.	2.400%	2/18/20	65,200	65,100
	Citigroup Inc.	5.375%	8/9/20	7,930	8,964
	Citigroup Inc.	4.500%	1/14/22	33,920	36,821
	Citigroup Inc.	6.625%	6/15/32	45,000	54,489
	Citigroup Inc.	8.125%	7/15/39	8,325	12,495
	Citigroup Inc.	5.875%	1/30/42	1,290	1,541
	Citigroup Inc.	4.950%	11/7/43	16,000	17,395
	Citigroup Inc.	5.300%	5/6/44	23,950	25,777
	Compass Bank	2.750%	9/29/19	15,105	15,176
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	55,610	56,409
5	Credit Agricole SA	2.500%	4/15/19	57,830	58,928
	Credit Suisse	2.300%	5/28/19	109,260	109,824
	Credit Suisse	3.000%	10/29/21	18,325	18,437
	Credit Suisse	3.625%	9/9/24	32,425	32,893
	Credit Suisse AG	1.750%	1/29/18	32,250	32,229
5	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	39,345	38,861
	Deutsche Bank AG	2.500%	2/13/19	55,800	56,615
	Fifth Third Bank	2.875%	10/1/21	10,345	10,369
	Goldman Sachs Group Inc.	5.350%	1/15/16	58,000	59,593
	Goldman Sachs Group Inc.	5.625%	1/15/17	19,820	21,104
	Goldman Sachs Group Inc.	5.950%	1/18/18	44,000	48,667

5

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	2.375%	1/22/18	22,200	22,536
	Goldman Sachs Group Inc.	5.375%	3/15/20	30,790	34,602
	Goldman Sachs Group Inc.	2.600%	4/23/20	25,750	25,792
	Goldman Sachs Group Inc.	6.000%	6/15/20	11,090	12,794
	Goldman Sachs Group Inc.	5.250%	7/27/21	56,720	63,958
	Goldman Sachs Group Inc.	5.750%	1/24/22	40,725	46,889
	Goldman Sachs Group Inc.	3.625%	1/22/23	35,320	35,894
	Goldman Sachs Group Inc.	3.500%	1/23/25	17,545	17,302
	Goldman Sachs Group Inc.	6.450%	5/1/36	50,000	58,696
	Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	53,812
	Goldman Sachs Group Inc.	6.250%	2/1/41	35,320	43,620
	Goldman Sachs Group Inc.	4.800%	7/8/44	30,675	31,911
5	HSBC Bank plc	3.500%	6/28/15	17,937	17,977
5	HSBC Bank plc	4.750%	1/19/21	62,040	69,335
	HSBC Holdings plc	4.000%	3/30/22	72,455	77,395
	HSBC Holdings plc	6.500%	5/2/36	25,000	31,031
	HSBC Holdings plc	6.100%	1/14/42	40,665	51,979
	HSBC Holdings plc	5.250%	3/14/44	13,210	14,485
	HSBC USA Inc.	1.625%	1/16/18	39,500	39,621
	HSBC USA Inc.	2.625%	9/24/18	20,000	20,557
	HSBC USA Inc.	2.350%	3/5/20	71,330	71,348
	HSBC USA Inc.	3.500%	6/23/24	40,000	41,154
	Huntington National Bank	2.200%	4/1/19	22,280	22,244
	Huntington National Bank	2.400%	4/1/20	44,990	44,817
5	ING Bank NV	3.750%	3/7/17	23,000	23,949
5	ING Bank NV	1.800%	3/16/18	36,610	36,794
	JPMorgan Chase & Co.	6.000%	1/15/18	57,000	63,362
	JPMorgan Chase & Co.	6.300%	4/23/19	10,340	11,889
	JPMorgan Chase & Co.	4.950%	3/25/20	55,000	61,271
	JPMorgan Chase & Co.	4.350%	8/15/21	41,386	44,880
	JPMorgan Chase & Co.	4.500%	1/24/22	44,780	48,764
	JPMorgan Chase & Co.	3.250%	9/23/22	18,645	18,764
	JPMorgan Chase & Co.	3.375%	5/1/23	27,610	27,351
	JPMorgan Chase & Co.	3.875%	2/1/24	39,000	40,582
	JPMorgan Chase & Co.	4.125%	12/15/26	29,835	30,118
	JPMorgan Chase & Co.	5.600%	7/15/41	96,000	112,471
	JPMorgan Chase & Co.	5.400%	1/6/42	18,035	20,602
	JPMorgan Chase & Co.	5.625%	8/16/43	16,100	18,116
5	Macquarie Bank Ltd.	2.400%	1/21/20	15,335	15,437
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	17,870	17,780
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	24,685	23,869
	Morgan Stanley	3.800%	4/29/16	9,470	9,724
	Morgan Stanley	5.450%	1/9/17	70,000	74,467
	Morgan Stanley	2.125%	4/25/18	52,125	52,608
	Morgan Stanley	2.500%	1/24/19	100,000	101,379
	Morgan Stanley	5.625%	9/23/19	24,355	27,523
	Morgan Stanley	5.750%	1/25/21	79,825	92,109
	Morgan Stanley	3.875%	4/29/24	97,010	99,610
	Morgan Stanley	3.700%	10/23/24	29,050	29,531
	Morgan Stanley	6.250%	8/9/26	20,000	24,406
	Morgan Stanley	4.300%	1/27/45	18,360	17,707
	National City Corp.	6.875%	5/15/19	13,950	16,287
5	Nationwide Building Society	2.350%	1/21/20	28,075	28,238
	Northern Trust Corp.	3.450%	11/4/20	9,000	9,574
	PNC Bank NA	4.875%	9/21/17	50,000	53,703
	PNC Bank NA	3.300%	10/30/24	18,195	18,502
	PNC Bank NA	4.200%	11/1/25	16,650	17,747
	PNC Financial Services Group Inc.	3.900%	4/29/24	41,565	42,662
	Santander Bank NA	2.000%	1/12/18	25,901	25,950
	Santander Holdings USA Inc.	2.650%	4/17/20	23,185	23,072
5	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	61,300	61,480
	State Street Corp.	5.375%	4/30/17	76,315	82,304
	Svenska Handelsbanken AB	2.875%	4/4/17	40,000	41,302
	Synchrony Financial	3.000%	8/15/19	10,990	11,188

6

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Synchrony Financial	2.700%	2/3/20	15,605	15,636
	UBS AG	5.875%	12/20/17	15,945	17,601
	UBS AG	1.800%	3/26/18	34,055	34,106
	UBS AG	4.875%	8/4/20	8,000	8,984
	US Bancorp	1.650%	5/15/17	32,000	32,418
	US Bancorp	3.700%	1/30/24	52,500	55,441
	Wells Fargo & Co.	2.625%	12/15/16	38,055	38,980
	Wells Fargo & Co.	5.625%	12/11/17	31,150	34,439
	Wells Fargo & Co.	2.150%	1/15/19	91,150	92,120
	Wells Fargo & Co.	2.150%	1/30/20	58,180	58,092
	Wells Fargo & Co.	3.000%	1/22/21	26,735	27,470
	Wells Fargo & Co.	3.500%	3/8/22	64,245	67,072
	Wells Fargo & Co.	3.450%	2/13/23	61,885	62,672
	Wells Fargo & Co.	4.480%	1/16/24	46,156	49,525
	Wells Fargo & Co.	5.606%	1/15/44	68,281	77,620
	Wells Fargo & Co.	4.650%	11/4/44	10,315	10,317
	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	11,590	13,261

	Finance Companies (0.6%)
	General Electric Capital Corp.	4.625%	1/7/21	78,930	88,140
	General Electric Capital Corp.	5.300%	2/11/21	30,850	35,484
	General Electric Capital Corp.	3.150%	9/7/22	119,030	122,051
	General Electric Capital Corp.	3.100%	1/9/23	30,160	30,918
	General Electric Capital Corp.	6.750%	3/15/32	13,920	18,733
	General Electric Capital Corp.	6.150%	8/7/37	59,700	77,735
	General Electric Capital Corp.	5.875%	1/14/38	66,921	83,648
	General Electric Capital Corp.	6.875%	1/10/39	27,360	38,258
	Insurance (1.4%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	30,000
	ACE INA Holdings Inc.	2.600%	11/23/15	11,000	11,104
	ACE INA Holdings Inc.	5.800%	3/15/18	40,360	45,114
	ACE INA Holdings Inc.	3.350%	5/15/24	22,345	22,934
	Aetna Inc.	1.750%	5/15/17	2,636	2,664
2	Allstate Corp.	6.125%	5/15/67	30,000	31,275
2	Allstate Corp.	6.500%	5/15/67	20,000	23,250
	Anthem Inc.	2.300%	7/15/18	15,110	15,349
	Anthem Inc.	3.700%	8/15/21	10,000	10,535
	Anthem Inc.	3.125%	5/15/22	53,740	54,052
	Anthem Inc.	3.300%	1/15/23	42,468	42,520
	Chubb Corp.	6.000%	5/11/37	50,000	63,669
	Cigna Corp.	3.250%	4/15/25	52,030	51,934
	CNA Financial Corp.	3.950%	5/15/24	5,410	5,520
5	Farmers Exchange Capital	7.050%	7/15/28	25,000	30,811
5	Five Corners Funding Trust	4.419%	11/15/23	5,935	6,241
5	Jackson National Life Insurance Co.	8.150%	3/15/27	18,890	24,872
5	Liberty Mutual Group Inc.	4.250%	6/15/23	14,330	14,983
5	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	39,035
	Loews Corp.	2.625%	5/15/23	7,120	6,922
5	MassMutual Global Funding II	2.100%	8/2/18	46,890	47,734
5	MassMutual Global Funding II	2.350%	4/9/19	28,000	28,440
	MetLife Inc.	1.903%	12/15/17	9,010	9,118
	MetLife Inc.	3.600%	4/10/24	35,035	36,076
	MetLife Inc.	4.125%	8/13/42	5,565	5,411
	MetLife Inc.	4.875%	11/13/43	20,820	22,598
5	Metropolitan Life Global Funding I	1.500%	1/10/18	50,360	50,341
5	Metropolitan Life Global Funding I	1.875%	6/22/18	12,690	12,826
5	Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	52,392
5	New York Life Global Funding	1.650%	5/15/17	44,000	44,592
5	New York Life Insurance Co.	5.875%	5/15/33	55,395	66,628
	Prudential Financial Inc.	3.000%	5/12/16	11,995	12,232
	Prudential Financial Inc.	2.300%	8/15/18	24,545	24,982
	Prudential Financial Inc.	4.500%	11/15/20	34,365	37,912

7

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	QBE Insurance Group Ltd.	2.400%	5/1/18	9,160	9,239
5	Teachers Insurance & Annuity Association of America	4.900%	9/15/44	14,830	15,792
	Torchmark Corp.	7.875%	5/15/23	45,000	56,874
	Travelers Cos. Inc.	5.800%	5/15/18	32,500	36,503
	UnitedHealth Group Inc.	6.000%	6/15/17	9,500	10,429
	UnitedHealth Group Inc.	6.000%	2/15/18	26,300	29,535
	UnitedHealth Group Inc.	3.875%	10/15/20	27,960	30,297
	UnitedHealth Group Inc.	2.875%	3/15/22	4,696	4,723
	UnitedHealth Group Inc.	2.875%	3/15/23	16,000	16,070
	UnitedHealth Group Inc.	4.250%	3/15/43	67,400	68,294
	Real Estate Investment Trusts (0.1%)
	AvalonBay Communities Inc.	3.625%	10/1/20	20,780	21,924
	Duke Realty LP	6.500%	1/15/18	8,160	9,153
	HCP Inc.	3.750%	2/1/16	7,950	8,095
	Realty Income Corp.	6.750%	8/15/19	21,075	24,657
	Realty Income Corp.	4.650%	8/1/23	25,010	27,014
5	WEA Finance LLC / Westfield UK & Europe Finance plc	1.750%	9/15/17	14,730	14,818
5	WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	22,360	22,618
					7,938,124
Industrial (11.6%)
	Basic Industry (0.3%)
	BHP Billiton Finance USA Ltd.	7.250%	3/1/16	15,000	15,730
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	45,970	48,201
	CF Industries Inc.	5.375%	3/15/44	36,165	37,328
	LyondellBasell Industries NV	4.625%	2/26/55	34,730	32,035
	Monsanto Co.	4.700%	7/15/64	8,775	7,887
	Rio Tinto Alcan Inc.	7.250%	3/15/31	10,293	13,155
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	37,000	42,190
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	11,700	12,233
	Rio Tinto Finance USA plc	2.000%	3/22/17	8,095	8,198
	Rio Tinto Finance USA plc	2.250%	12/14/18	38,500	38,932
	Rio Tinto Finance USA plc	3.500%	3/22/22	17,000	17,423
2	Rohm and Haas Holdings Ltd.	9.800%	4/15/20	3,750	4,362
	Capital Goods (0.9%)
	3M Co.	6.375%	2/15/28	24,990	32,965
	Boeing Co.	8.625%	11/15/31	9,460	14,532
	Caterpillar Financial Services Corp.	1.625%	6/1/17	25,220	25,529
	Caterpillar Financial Services Corp.	2.625%	3/1/23	53,000	52,607
	Caterpillar Inc.	3.900%	5/27/21	51,914	56,368
	Caterpillar Inc.	2.600%	6/26/22	11,345	11,315
	Caterpillar Inc.	3.400%	5/15/24	30,675	31,824
	Caterpillar Inc.	3.803%	8/15/42	13,960	13,090
	Caterpillar Inc.	4.300%	5/15/44	13,000	13,176
	Deere & Co.	7.125%	3/3/31	17,500	23,797
	General Dynamics Corp.	3.875%	7/15/21	14,925	16,237
	General Electric Co.	5.250%	12/6/17	11,685	12,829
	General Electric Co.	2.700%	10/9/22	29,000	29,035
	General Electric Co.	4.125%	10/9/42	8,735	8,701
	General Electric Co.	4.500%	3/11/44	43,750	46,013
	Honeywell International Inc.	4.250%	3/1/21	40,681	45,497
	Illinois Tool Works Inc.	3.500%	3/1/24	66,450	69,083
	John Deere Capital Corp.	2.250%	4/17/19	28,125	28,613
	John Deere Capital Corp.	1.700%	1/15/20	21,935	21,709
	Lockheed Martin Corp.	2.900%	3/1/25	10,450	10,291
	Parker-Hannifin Corp.	4.450%	11/21/44	17,735	18,670
5	Siemens Financieringsmaatschappij NV	5.750%	10/17/16	89,650	95,630
5	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	30,800	31,050
5	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	31,000	31,844
	United Technologies Corp.	3.100%	6/1/22	7,010	7,196
	United Technologies Corp.	7.500%	9/15/29	19,230	27,516
	United Technologies Corp.	6.050%	6/1/36	20,325	25,906
	United Technologies Corp.	6.125%	7/15/38	45,000	57,351

8

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Communication (2.2%)
	21st Century Fox America Inc.	4.500%	2/15/21	14,500	15,947
	21st Century Fox America Inc.	3.000%	9/15/22	11,891	11,925
	21st Century Fox America Inc.	6.150%	2/15/41	5,575	6,671
	America Movil SAB de CV	3.125%	7/16/22	84,600	84,940
	America Movil SAB de CV	4.375%	7/16/42	20,430	19,755
	American Tower Corp.	3.450%	9/15/21	30,665	30,878
	AT&T Inc.	2.950%	5/15/16	23,655	24,090
	AT&T Inc.	1.600%	2/15/17	38,000	38,189
	AT&T Inc.	1.400%	12/1/17	24,000	23,946
	AT&T Inc.	5.600%	5/15/18	44,000	48,816
	AT&T Inc.	2.300%	3/11/19	40,800	41,132
	AT&T Inc.	4.450%	5/15/21	10,000	10,760
	AT&T Inc.	6.450%	6/15/34	51,115	59,056
	AT&T Inc.	4.500%	5/15/35	9,165	8,647
	AT&T Inc.	6.800%	5/15/36	11,305	13,550
	BellSouth Corp.	6.550%	6/15/34	32,225	36,645
	CBS Corp.	4.300%	2/15/21	27,830	29,962
	Comcast Corp.	2.850%	1/15/23	9,760	9,686
	Comcast Corp.	3.600%	3/1/24	22,230	22,986
	Comcast Corp.	4.250%	1/15/33	42,890	43,267
	Comcast Corp.	4.200%	8/15/34	23,435	23,499
	Comcast Corp.	5.650%	6/15/35	4,725	5,577
	Comcast Corp.	4.400%	8/15/35	26,835	27,604
	Comcast Corp.	6.500%	11/15/35	4,720	6,034
	Comcast Corp.	6.400%	5/15/38	4,320	5,495
	Comcast Corp.	4.650%	7/15/42	47,970	50,100
	Comcast Corp.	4.500%	1/15/43	22,000	22,353
	Comcast Corp.	4.750%	3/1/44	22,875	24,062
	Comcast Corp.	4.600%	8/15/45	26,885	27,695
5	Cox Communications Inc.	4.800%	2/1/35	30,000	28,964
5	Deutsche Telekom International Finance BV	2.250%	3/6/17	15,785	16,052
5	Deutsche Telekom International Finance BV	4.875%	3/6/42	27,715	29,237
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	18,320	18,299
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	10,120	11,284
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	5,000	5,377
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	9,875	10,141
	Discovery Communications LLC	5.625%	8/15/19	10,635	12,032
	Discovery Communications LLC	5.050%	6/1/20	8,365	9,288
	Discovery Communications LLC	3.250%	4/1/23	5,440	5,296
	Grupo Televisa SAB	6.625%	1/15/40	25,090	29,947
	Grupo Televisa SAB	5.000%	5/13/45	6,100	6,045
5	GTP Acquisition Partners I LLC	2.350%	6/15/20	22,530	22,530
5	NBCUniversal Enterprise Inc.	1.662%	4/15/18	76,135	76,683
5	NBCUniversal Enterprise Inc.	1.974%	4/15/19	100,115	100,373
	NBCUniversal Media LLC	4.375%	4/1/21	23,900	26,255
	Orange SA	4.125%	9/14/21	60,990	66,303
5	SBA Tower Trust	2.933%	12/15/17	33,310	33,818
5	Sky plc	2.625%	9/16/19	38,021	38,404
5	Sky plc	3.750%	9/16/24	45,046	45,496
	Time Warner Cable Inc.	5.850%	5/1/17	34,980	37,552
	Time Warner Cable Inc.	8.750%	2/14/19	1,120	1,336
	Time Warner Cable Inc.	8.250%	4/1/19	14,433	17,099
	Time Warner Cable Inc.	6.550%	5/1/37	10,790	11,592
	Time Warner Cable Inc.	6.750%	6/15/39	7,305	8,019
	Time Warner Cos. Inc.	7.570%	2/1/24	20,000	25,229
	Time Warner Cos. Inc.	6.950%	1/15/28	20,000	25,294
	Time Warner Entertainment Co. LP	8.375%	3/15/23	3,925	4,922
	Time Warner Inc.	4.875%	3/15/20	14,000	15,554
	Time Warner Inc.	4.750%	3/29/21	8,000	8,822
	Verizon Communications Inc.	4.500%	9/15/20	95,525	104,062
	Verizon Communications Inc.	3.450%	3/15/21	19,600	20,271
	Verizon Communications Inc.	3.500%	11/1/21	5,495	5,705

9

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	6.400%	9/15/33	79,665	93,357
	Verizon Communications Inc.	5.850%	9/15/35	49,525	55,398
	Verizon Communications Inc.	6.900%	4/15/38	9,710	12,208
	Verizon Communications Inc.	4.750%	11/1/41	11,880	11,568
	Verizon Communications Inc.	6.550%	9/15/43	53,045	64,142
	Verizon Communications Inc.	4.862%	8/21/46	78,107	74,993
	Viacom Inc.	6.125%	10/5/17	7,500	8,248
	Walt Disney Co.	4.125%	6/1/44	23,115	23,336
	Consumer Cyclical (1.5%)
5	Alibaba Group Holding Ltd.	2.500%	11/28/19	15,485	15,461
	Amazon.com Inc.	2.500%	11/29/22	34,760	33,781
	Amazon.com Inc.	4.800%	12/5/34	19,395	20,046
	Amazon.com Inc.	4.950%	12/5/44	25,020	25,574
5	American Honda Finance Corp.	1.500%	9/11/17	18,760	18,914
5	American Honda Finance Corp.	1.600%	2/16/18	30,845	30,963
	American Honda Finance Corp.	2.125%	10/10/18	45,655	46,592
	AutoZone Inc.	3.700%	4/15/22	46,136	47,773
	AutoZone Inc.	3.125%	7/15/23	33,000	32,681
	CVS Health Corp.	5.750%	6/1/17	7,891	8,599
	CVS Health Corp.	2.750%	12/1/22	50,000	49,063
5	Daimler Finance North America LLC	2.375%	8/1/18	35,000	35,740
5	Daimler Finance North America LLC	2.250%	7/31/19	69,485	69,716
	Daimler Finance North America LLC	8.500%	1/18/31	33,000	50,135
	eBay Inc.	1.350%	7/15/17	12,580	12,585
	Ford Motor Credit Co. LLC	2.375%	3/12/19	70,000	70,531
	Home Depot Inc.	2.250%	9/10/18	39,555	40,607
	Home Depot Inc.	2.700%	4/1/23	31,170	31,145
	Home Depot Inc.	4.400%	3/15/45	28,655	29,431
5	Hyundai Capital America	1.625%	10/2/15	14,955	14,990
	Johnson Controls Inc.	7.125%	7/15/17	36,300	40,399
	Lowe's Cos. Inc.	6.875%	2/15/28	5,790	7,694
	Lowe's Cos. Inc.	6.500%	3/15/29	39,900	51,266
	Lowe's Cos. Inc.	5.500%	10/15/35	20,000	23,387
	Lowe's Cos. Inc.	6.650%	9/15/37	25,905	34,535
	McDonald's Corp.	2.625%	1/15/22	7,805	7,764
	McDonald's Corp.	3.250%	6/10/24	5,460	5,523
5	Nissan Motor Acceptance Corp.	1.950%	9/12/17	44,895	45,413
5	Nissan Motor Acceptance Corp.	1.800%	3/15/18	46,400	46,696
5	Nissan Motor Acceptance Corp.	2.650%	9/26/18	24,990	25,707
	PACCAR Financial Corp.	1.600%	3/15/17	39,311	39,788
	Target Corp.	2.900%	1/15/22	27,000	27,652
	Toyota Motor Credit Corp.	1.750%	5/22/17	47,000	47,711
	Toyota Motor Credit Corp.	1.250%	10/5/17	35,945	36,059
5	Volkswagen Group of America Finance LLC	2.450%	11/20/19	16,935	17,162
	Wal-Mart Stores Inc.	3.250%	10/25/20	25,754	27,387
	Wal-Mart Stores Inc.	4.250%	4/15/21	29,000	32,315
	Wal-Mart Stores Inc.	2.550%	4/11/23	69,450	69,245
	Wal-Mart Stores Inc.	5.625%	4/15/41	112,595	135,667
	Consumer Noncyclical (3.9%)
	AbbVie Inc.	1.750%	11/6/17	31,160	31,276
	AbbVie Inc.	2.000%	11/6/18	37,390	37,446
	AbbVie Inc.	2.500%	5/14/20	23,690	23,663
	AbbVie Inc.	3.200%	11/6/22	10,220	10,246
	Actavis Funding SCS	3.000%	3/12/20	31,440	31,891
	Actavis Funding SCS	3.450%	3/15/22	42,505	42,910
	Actavis Funding SCS	3.800%	3/15/25	19,805	19,881
	Actavis Funding SCS	4.850%	6/15/44	36,000	36,006
	Altria Group Inc.	4.750%	5/5/21	23,376	25,895
	Altria Group Inc.	2.850%	8/9/22	18,810	18,412
	Altria Group Inc.	4.500%	5/2/43	49,830	48,524
	AmerisourceBergen Corp.	3.500%	11/15/21	12,320	12,956
	Amgen Inc.	3.875%	11/15/21	33,315	35,406
	Amgen Inc.	5.150%	11/15/41	54,150	57,742

10

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	13,000	14,497
	Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	24,406
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	12,830	14,642
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	27,300	30,119
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	141,996	138,800
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	4,720	4,350
2	Ascension Health	4.847%	11/15/53	44,750	48,282
	AstraZeneca plc	1.950%	9/18/19	12,065	12,111
	AstraZeneca plc	6.450%	9/15/37	23,385	30,630
2,5,6	Avery 2014 A	1.797%	4/25/26	46,220	46,293
5	BAT International Finance plc	3.250%	6/7/22	58,280	58,858
	Baxter International Inc.	5.900%	9/1/16	12,498	13,264
5	Bayer US Finance LLC	2.375%	10/8/19	7,510	7,607
5	Bayer US Finance LLC	3.000%	10/8/21	46,850	47,812
5	Bayer US Finance LLC	3.375%	10/8/24	11,700	11,872
	Bristol-Myers Squibb Co.	3.250%	11/1/23	40,790	42,183
	Cardinal Health Inc.	1.700%	3/15/18	2,585	2,600
	Cardinal Health Inc.	2.400%	11/15/19	27,350	27,460
	Cardinal Health Inc.	3.200%	3/15/23	13,035	13,078
	Cardinal Health Inc.	3.500%	11/15/24	24,705	24,960
	Cardinal Health Inc.	4.500%	11/15/44	28,805	29,046
5	Cargill Inc.	6.000%	11/27/17	25,000	27,763
5	Cargill Inc.	4.307%	5/14/21	60,532	66,808
5	Cargill Inc.	6.875%	5/1/28	19,355	25,011
5	Cargill Inc.	6.125%	4/19/34	28,980	36,076
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	2,140	2,144
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	9,745	9,976
2	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	17,075	16,007
	Celgene Corp.	2.250%	5/15/19	6,565	6,619
	Celgene Corp.	3.625%	5/15/24	15,280	15,601
	Coca-Cola Co.	3.300%	9/1/21	10,075	10,685
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	9,900	10,546
	Coca-Cola Enterprises Inc.	4.500%	9/1/21	8,430	9,335
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	30,936	31,547
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	34,200	36,055
	Coca-Cola HBC Finance BV	5.500%	9/17/15	17,440	17,634
	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	18,795
	ConAgra Foods Inc.	1.900%	1/25/18	7,205	7,204
	Diageo Capital plc	2.625%	4/29/23	48,310	47,305
	Diageo Investment Corp.	2.875%	5/11/22	26,991	27,115
	Dignity Health	2.637%	11/1/19	5,595	5,684
	Dignity Health	3.812%	11/1/24	11,415	11,902
	Eli Lilly & Co.	4.650%	6/15/44	29,425	32,862
	Eli Lilly & Co.	3.700%	3/1/45	24,450	22,584
5	EMD Finance LLC	2.950%	3/19/22	23,660	23,709
5	EMD Finance LLC	3.250%	3/19/25	47,000	46,487
	Express Scripts Holding Co.	2.650%	2/15/17	43,711	44,646
	Express Scripts Holding Co.	2.250%	6/15/19	23,100	23,087
	Express Scripts Holding Co.	4.750%	11/15/21	23,400	25,837
	Express Scripts Holding Co.	3.500%	6/15/24	33,150	33,325
5	Forest Laboratories Inc.	4.875%	2/15/21	9,000	9,799
6	General Mills Inc.	6.390%	2/5/23	50,000	57,792
	Gilead Sciences Inc.	3.700%	4/1/24	26,895	27,960
	Gilead Sciences Inc.	3.500%	2/1/25	22,335	22,809
	Gilead Sciences Inc.	4.500%	2/1/45	32,980	33,472
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	36,160	35,980
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	52,753
	GlaxoSmithKline Capital plc	1.500%	5/8/17	36,755	37,111
	GlaxoSmithKline Capital plc	2.850%	5/8/22	28,930	29,163
5	Grupo Bimbo SAB de CV	3.875%	6/27/24	19,505	19,833
5	Heineken NV	1.400%	10/1/17	8,150	8,170
5	Heineken NV	2.750%	4/1/23	25,450	24,971
5	Heineken NV	4.000%	10/1/42	1,390	1,300
5	Japan Tobacco Inc.	2.100%	7/23/18	22,200	22,472

11

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Johnson & Johnson	5.150%	7/15/18	14,800	16,639
	Kaiser Foundation Hospitals	3.500%	4/1/22	20,786	21,330
	Kaiser Foundation Hospitals	4.875%	4/1/42	13,205	14,299
	Kraft Foods Group Inc.	2.250%	6/5/17	11,390	11,589
	Kroger Co.	3.300%	1/15/21	16,485	17,011
	Kroger Co.	3.850%	8/1/23	10,770	11,268
	Kroger Co.	4.000%	2/1/24	22,290	23,713
	McKesson Corp.	3.250%	3/1/16	6,650	6,766
	McKesson Corp.	2.700%	12/15/22	7,710	7,503
	McKesson Corp.	2.850%	3/15/23	7,620	7,380
	McKesson Corp.	3.796%	3/15/24	18,350	18,923
	Medtronic Inc.	1.375%	4/1/18	13,520	13,539
5	Medtronic Inc.	2.500%	3/15/20	34,350	34,777
5	Medtronic Inc.	3.150%	3/15/22	57,630	58,576
	Medtronic Inc.	3.625%	3/15/24	10,350	10,837
5	Medtronic Inc.	3.500%	3/15/25	76,150	77,659
5	Medtronic Inc.	4.375%	3/15/35	10,565	10,785
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	11,055	10,182
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	10,375	9,765
	Merck & Co. Inc.	1.300%	5/18/18	33,670	33,743
	Merck & Co. Inc.	2.350%	2/10/22	30,760	30,250
	Merck & Co. Inc.	2.800%	5/18/23	54,775	54,963
	Merck & Co. Inc.	2.750%	2/10/25	47,090	45,868
	Merck & Co. Inc.	6.550%	9/15/37	10,000	13,523
	Merck & Co. Inc.	4.150%	5/18/43	22,090	22,167
	Molson Coors Brewing Co.	2.000%	5/1/17	1,180	1,195
	Molson Coors Brewing Co.	3.500%	5/1/22	16,525	16,870
	Molson Coors Brewing Co.	5.000%	5/1/42	14,965	14,814
	Mondelez International Inc.	4.000%	2/1/24	17,005	18,078
	New York & Presbyterian Hospital	4.024%	8/1/45	28,410	26,731
	Novartis Capital Corp.	3.400%	5/6/24	62,830	65,327
	Novartis Capital Corp.	4.400%	5/6/44	5,930	6,315
	Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,950	2,036
	Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	13,804
	PepsiCo Inc.	2.750%	3/1/23	29,800	29,879
	PepsiCo Inc.	4.000%	3/5/42	51,391	50,161
	Pfizer Inc.	3.000%	6/15/23	65,000	65,549
	Philip Morris International Inc.	4.500%	3/26/20	8,250	9,146
	Philip Morris International Inc.	4.125%	5/17/21	43,025	46,836
	Philip Morris International Inc.	2.500%	8/22/22	21,645	21,179
	Philip Morris International Inc.	2.625%	3/6/23	46,850	45,987
2	Procter & Gamble - Esop	9.360%	1/1/21	34,886	42,623
5	Roche Holdings Inc.	6.000%	3/1/19	6,326	7,275
5	Roche Holdings Inc.	2.875%	9/29/21	33,000	33,633
5	SABMiller Holdings Inc.	2.450%	1/15/17	11,400	11,614
5	SABMiller Holdings Inc.	3.750%	1/15/22	2,390	2,495
5	SABMiller Holdings Inc.	4.950%	1/15/42	4,100	4,379
	Sanofi	4.000%	3/29/21	44,090	47,891
	St. Jude Medical Inc.	2.500%	1/15/16	24,840	25,130
	Sysco Corp.	3.000%	10/2/21	15,925	16,234
	Sysco Corp.	3.500%	10/2/24	7,095	7,253
	Sysco Corp.	4.350%	10/2/34	10,130	10,345
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	11,405	11,581
	Thermo Fisher Scientific Inc.	1.850%	1/15/18	20,495	20,613
	Unilever Capital Corp.	4.250%	2/10/21	95,235	105,659
	Wyeth LLC	5.950%	4/1/37	25,000	30,404
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	37,222
	Energy (1.5%)
5	BG Energy Capital plc	4.000%	10/15/21	5,000	5,332
	BP Capital Markets plc	1.846%	5/5/17	25,000	25,367
	BP Capital Markets plc	4.750%	3/10/19	27,215	29,998
	BP Capital Markets plc	2.315%	2/13/20	5,855	5,894
	BP Capital Markets plc	4.500%	10/1/20	16,000	17,701

12

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	BP Capital Markets plc	3.062%	3/17/22	43,130	43,514
	BP Capital Markets plc	3.245%	5/6/22	35,000	35,332
	BP Capital Markets plc	2.500%	11/6/22	22,000	21,328
	BP Capital Markets plc	3.994%	9/26/23	16,185	16,994
	BP Capital Markets plc	3.814%	2/10/24	24,500	25,459
	BP Capital Markets plc	3.506%	3/17/25	50,285	50,551
	Chevron Corp.	3.191%	6/24/23	49,470	50,743
	ConocoPhillips	5.200%	5/15/18	80,000	88,596
	ConocoPhillips Co.	2.875%	11/15/21	14,665	14,933
	ConocoPhillips Co.	3.350%	11/15/24	10,520	10,629
	ConocoPhillips Co.	4.300%	11/15/44	60,450	59,666
	Dominion Gas Holdings LLC	3.550%	11/1/23	21,445	22,040
	Encana Corp.	6.500%	5/15/19	29,970	34,273
	EOG Resources Inc.	5.625%	6/1/19	23,100	26,381
	EOG Resources Inc.	2.625%	3/15/23	14,438	14,201
	Halliburton Co.	3.500%	8/1/23	78,795	81,214
	NiSource Finance Corp.	4.800%	2/15/44	10,370	10,974
	Occidental Petroleum Corp.	4.100%	2/1/21	39,240	42,655
	Occidental Petroleum Corp.	2.700%	2/15/23	10,750	10,550
	Phillips 66	4.875%	11/15/44	10,800	10,844
	Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	60,000	60,548
5	Schlumberger Investment SA	2.400%	8/1/22	23,925	23,296
	Schlumberger Investment SA	3.650%	12/1/23	44,520	46,705
	Shell International Finance BV	4.375%	3/25/20	28,875	31,939
	Shell International Finance BV	2.250%	1/6/23	34,000	32,658
	Shell International Finance BV	4.125%	5/11/35	46,100	46,399
	Shell International Finance BV	4.375%	5/11/45	61,400	62,599
	Suncor Energy Inc.	3.600%	12/1/24	24,135	24,541
	Suncor Energy Inc.	5.950%	12/1/34	20,700	24,334
	Total Capital International SA	1.550%	6/28/17	44,415	44,937
	Total Capital International SA	2.700%	1/25/23	36,510	36,033
	Total Capital International SA	3.750%	4/10/24	41,500	43,568
	Total Capital SA	2.125%	8/10/18	42,000	42,751
	TransCanada PipeLines Ltd.	3.800%	10/1/20	47,125	50,339
	Other Industrial (0.1%)
5	Hutchison Whampoa Finance CI Ltd.	3.625%	10/31/24	29,800	30,281
5	Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	6,145	6,334
2	Johns Hopkins University Maryland GO	4.083%	7/1/53	26,970	26,840
	Technology (0.7%)
	Apple Inc.	2.850%	5/6/21	44,000	45,199
	Apple Inc.	3.450%	5/6/24	39,950	41,407
	Apple Inc.	3.850%	5/4/43	17,000	15,793
	Apple Inc.	4.450%	5/6/44	5,075	5,218
	Cisco Systems Inc.	4.450%	1/15/20	24,095	26,759
	Cisco Systems Inc.	2.900%	3/4/21	13,350	13,893
	EMC Corp.	1.875%	6/1/18	32,495	32,713
	EMC Corp.	2.650%	6/1/20	12,500	12,774
	EMC Corp.	3.375%	6/1/23	20,000	20,243
	International Business Machines Corp.	8.375%	11/1/19	25,000	31,910
	International Business Machines Corp.	3.375%	8/1/23	70,925	72,570
	International Business Machines Corp.	3.625%	2/12/24	60,000	62,005
	International Business Machines Corp.	5.875%	11/29/32	25,000	31,077
	Microsoft Corp.	2.375%	2/12/22	24,670	24,388
	Microsoft Corp.	3.625%	12/15/23	16,000	16,969
	Microsoft Corp.	2.700%	2/12/25	29,470	28,800
	Microsoft Corp.	3.500%	2/12/35	23,520	21,809
	Oracle Corp.	2.500%	5/15/22	46,930	46,217
	Oracle Corp.	2.950%	5/15/25	32,360	31,563
	Oracle Corp.	6.125%	7/8/39	18,000	22,279
	Transportation (0.5%)
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,595	7,715
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	15,182	15,233
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	68,200	72,396

13

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	25,440	28,493
5	ERAC USA Finance LLC	5.900%	11/15/15	19,500	19,941
5	ERAC USA Finance LLC	2.750%	3/15/17	6,795	6,970
5	ERAC USA Finance LLC	2.350%	10/15/19	27,135	27,130
5	ERAC USA Finance LLC	4.500%	8/16/21	9,295	10,175
5	ERAC USA Finance LLC	3.300%	10/15/22	2,115	2,135
5	ERAC USA Finance LLC	7.000%	10/15/37	26,175	33,387
5	ERAC USA Finance LLC	5.625%	3/15/42	10,000	11,205
5	ERAC USA Finance LLC	4.500%	2/15/45	6,820	6,541
2	Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	24,481	28,309
	FedEx Corp.	2.625%	8/1/22	5,385	5,306
	FedEx Corp.	2.700%	4/15/23	23,430	22,938
	FedEx Corp.	3.200%	2/1/25	15,390	15,223
	FedEx Corp.	4.900%	1/15/34	10,610	11,253
	FedEx Corp.	3.875%	8/1/42	5,095	4,563
	FedEx Corp.	4.100%	4/15/43	20,500	19,054
	FedEx Corp.	5.100%	1/15/44	18,015	19,205
	Southwest Airlines Co.	5.750%	12/15/16	32,500	34,703
2	Southwest Airlines Co. 1993-A Pass Through Trust	7.540%	6/29/15	5,831	5,857
2	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	17,294	19,845
	United Parcel Service Inc.	2.450%	10/1/22	17,950	17,888
	United Parcel Service Inc.	4.875%	11/15/40	14,815	16,622
					10,572,858
Utilities (1.8%)
	Electric (1.7%)
	Alabama Power Co.	5.550%	2/1/17	17,650	18,887
	Alabama Power Co.	5.700%	2/15/33	15,000	18,129
	Alabama Power Co.	3.750%	3/1/45	24,430	23,013
	Ameren Illinois Co.	6.125%	12/15/28	54,000	63,961
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	25,000	30,228
	Commonwealth Edison Co.	5.950%	8/15/16	23,120	24,475
	Connecticut Light & Power Co.	5.650%	5/1/18	13,655	15,319
	Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	20,930	22,183
	Consolidated Edison Co. of New York Inc.	5.300%	12/1/16	25,505	27,146
	Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	11,278	13,314
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	51,625	52,824
	Delmarva Power & Light Co.	3.500%	11/15/23	11,816	12,315
	Dominion Resources Inc.	5.200%	8/15/19	19,250	21,442
	Dominion Resources Inc.	3.625%	12/1/24	29,400	29,763
	Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	9,937
	Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	20,219
	Duke Energy Carolinas LLC	3.900%	6/15/21	50,025	54,087
	Duke Energy Florida Inc.	6.350%	9/15/37	8,000	10,657
	Duke Energy Florida Inc.	6.400%	6/15/38	27,055	35,937
	Duke Energy Progress Inc.	6.300%	4/1/38	14,705	19,395
	Eversource Energy	4.500%	11/15/19	3,535	3,888
	Eversource Energy	3.150%	1/15/25	5,025	4,987
	Florida Power & Light Co.	5.650%	2/1/35	50,000	61,087
	Florida Power & Light Co.	4.950%	6/1/35	10,000	11,390
	Florida Power & Light Co.	5.650%	2/1/37	5,000	6,264
	Florida Power & Light Co.	5.950%	2/1/38	39,215	50,478
	Georgia Power Co.	5.400%	6/1/18	38,660	43,017
	Georgia Power Co.	4.300%	3/15/42	23,145	23,003
	National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	24,125	24,361
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	66,367
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	40,345	39,702
	Northern States Power Co.	6.250%	6/1/36	50,000	66,490
	Pacific Gas & Electric Co.	4.250%	5/15/21	11,365	12,299
	Pacific Gas & Electric Co.	3.850%	11/15/23	17,950	18,901
	Pacific Gas & Electric Co.	3.750%	2/15/24	12,250	12,804
	Pacific Gas & Electric Co.	5.125%	11/15/43	11,255	12,515
	PacifiCorp	2.950%	6/1/23	29,675	29,968

14

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PacifiCorp	5.900%	8/15/34	12,500	15,227
	PacifiCorp	6.250%	10/15/37	36,635	47,528
	Peco Energy Co.	5.350%	3/1/18	20,545	22,831
	Potomac Electric Power Co.	6.500%	11/15/37	25,000	33,135
	Public Service Electric & Gas Co.	5.300%	5/1/18	25,100	27,826
	San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,520
	Sierra Pacific Power Co.	3.375%	8/15/23	34,040	34,882
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	10,450
	South Carolina Electric & Gas Co.	6.050%	1/15/38	34,000	42,958
	South Carolina Electric & Gas Co.	5.100%	6/1/65	23,540	24,466
	Southern California Edison Co.	2.400%	2/1/22	4,295	4,241
	Southern California Edison Co.	6.000%	1/15/34	7,695	9,680
	Southern California Edison Co.	5.550%	1/15/37	50,475	61,651
	Southern California Edison Co.	5.950%	2/1/38	40,000	50,039
	Southern California Edison Co.	3.600%	2/1/45	3,560	3,303
	Southern Co.	2.450%	9/1/18	9,395	9,642
	Virginia Electric & Power Co.	2.750%	3/15/23	34,540	34,512
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	21,753
	Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	55,800
	Natural Gas (0.0%)
	AGL Capital Corp.	6.375%	7/15/16	25,815	27,321

	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	37,590	39,667
					1,592,184
Total Corporate Bonds (Cost $18,961,842)					20,103,166
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
5	Abu Dhabi National Energy Co.	5.875%	10/27/16	41,140	43,814
5	CDP Financial Inc.	4.400%	11/25/19	40,000	44,152
5	Electricite de France SA	4.600%	1/27/20	50,000	55,283
5	Electricite de France SA	4.875%	1/22/44	11,000	11,607
2,5	Electricite de France SA	5.250%	1/29/49	22,485	23,300
2,5	Electricite de France SA	5.625%	12/29/49	45,000	47,147
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	50,157
	Korea Development Bank	2.875%	8/22/18	37,605	38,879
	Korea Development Bank	2.500%	3/11/20	78,800	79,553
	Province of Ontario	4.000%	10/7/19	56,415	61,833
	Province of Ontario	4.400%	4/14/20	50,000	56,059
	Quebec	5.125%	11/14/16	35,000	37,127
5	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	62,500	62,222
5	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	62,500	61,502
5	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	51,455	52,345
	Statoil ASA	2.250%	11/8/19	22,515	22,861
	Statoil ASA	2.900%	11/8/20	57,210	59,374
	Statoil ASA	2.750%	11/10/21	32,860	33,369
	Statoil ASA	2.450%	1/17/23	15,017	14,637
	Statoil ASA	2.650%	1/15/24	14,000	13,608
	Statoil ASA	3.700%	3/1/24	25,320	26,591
	Statoil ASA	3.250%	11/10/24	29,975	30,214
5	Temasek Financial I Ltd.	2.375%	1/23/23	45,150	44,568
	United Mexican States	3.500%	1/21/21	13,956	14,375
	United Mexican States	3.600%	1/30/25	24,005	24,078
Total Sovereign Bonds (Cost $959,398)					1,008,655
Taxable Municipal Bonds (1.7%)
	Atlanta GA Downtown Development Authority
	Revenue	6.875%	2/1/21	7,790	8,984
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	40,000	54,546

15

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	13,550	19,242
	California GO	5.700%	11/1/21	16,840	19,726
	California GO	7.550%	4/1/39	43,215	65,144
	California GO	7.300%	10/1/39	11,800	17,032
	California GO	7.625%	3/1/40	3,510	5,291
	California GO	7.600%	11/1/40	34,800	53,398
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,545	10,270
	Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	25,680	28,528
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	8,970	11,522
	Chicago IL Transit Authority Transfer Tax Receipts
	Revenue	6.899%	12/1/40	13,675	16,140
	Chicago Transit Authority	6.899%	12/1/40	23,890	28,195
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	29,925	39,108
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	36,445	45,881
	Grand Parkway Transportation Corp. Texas System Toll
	Revenue	5.184%	10/1/42	40,435	48,541
	Houston TX GO	6.290%	3/1/32	24,190	30,038
	Illinois GO	5.100%	6/1/33	52,895	50,210
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	36,329
7	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	50,000	57,171
	Los Angeles CA Community College District GO	6.750%	8/1/49	13,625	19,672
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	15,645	19,374
	Los Angeles CA Unified School District GO	5.750%	7/1/34	55,325	67,754
	Louisville & Jefferson County KY Metropolitan Sewer
	District Sewer & Drainage System Revenue	6.250%	5/15/43	19,000	24,774
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	21,685	27,538
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	22,105	26,961
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,285	51,035
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,000	5,605
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.790%	6/15/41	2,030	2,257
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	16,995	22,212
	New York Metropolitan Transportation Authority
	Revenue	6.814%	11/15/40	4,000	5,421
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	16,038
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,085	20,620
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	61,100	85,506
	Oregon Department of Transportation Highway User
	Tax Revenue	5.834%	11/15/34	25,930	32,809
	Oregon GO	5.902%	8/1/38	19,510	23,912
7	Oregon School Boards Association GO	5.528%	6/30/28	50,000	57,950
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	12,735	15,644
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	10,455	13,142
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	53,000	54,736
	President & Fellows of Harvard College Massachusetts
	GO	6.300%	10/1/37	50,675	53,209
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,890	15,556
	Stanford University	6.875%	2/1/24	34,745	44,696
	Stanford University	7.650%	6/15/26	29,000	40,582
	University of California	3.931%	5/15/45	22,370	21,833
	University of California Regents General Revenue	4.601%	5/15/31	21,975	23,681
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	18,070	23,544
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	29,065	37,733
	University of California Revenue	5.770%	5/15/43	24,325	30,328

16

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	University of California Revenue	5.770%	5/15/43	24,325	30,328
	University of California Revenue	4.765%	5/15/44	5,980	6,327
Total Taxable Municipal Bonds (Cost $1,316,746)					1,535,745

				Shares

Temporary Cash Investments (0.9%)
Money Market Fund (0.1%)
8,9	Vanguard Market Liquidity Fund	0.136%		54,000,000	54,000

				Face
				Amount
				($000)
Repurchase Agreements (0.2%)
	Bank of America Securities, LLC (Dated 5/29/15,
	Repurchase Value $4,100,000, collateralized by
	Federal Home Loan Mortgage Corp., 0.500%-
	1.630%, 5/25/18-8/25/41, with a value of $4,183,000)	0.090%	6/1/15	4,100	4,100
	Citigroup Global Markets Inc. (Dated 5/29/15,
	Repurchase Value $8,000,000, collateralized by U.S.
	Treasury Note/Bond, 1.625%, 12/31/19, with a value
	of $8,160,000)	0.090%	6/1/15	8,000	8,000
	HSBC Bank USA (Dated 5/29/15, Repurchase Value
	$48,100,000, collateralized by Federal National
	Mortgage Assn., 2.500%-6.500%, 8/1/22-12/1/41,
	with a value of $49,062,000)	0.090%	6/1/15	48,100	48,100
	RBC Capital Markets LLC (Dated 5/29/15, Repurchase
	Value $500,000, collateralized by Federal Home Loan
	Mortgage Corp., 2.153%-4.500%, 11/1/42-9/1/44,
	Federal National Mortgage Assn. 3.000%-4.500%,
	9/1/28-3/1/45, with a value of $510,000)	0.090%	6/1/15	500	500
	RBS Securities, Inc. (Dated 5/29/15, Repurchase Value
	$62,301,000, collateralized by U.S. Treasury
	Note/Bond, 3.625%, 8/15/19, with a value of
	$63,551,000)	0.100%	6/1/15	62,300	62,300
	TD Securities (USA) LLC (Dated 5/29/15, Repurchase
	Value $14,600,000, collateralized by Federal National
	Mortgage Assn. 3.500%, 4/1/32, U.S. Treasury Bill
	0.000%, 5/26/16, with a value of $14,892,000)	0.110%	6/1/15	14,600	14,600
					137,600
U.S. Government and Agency Obligations (0.6%)
10	Federal Home Loan Bank Discount Notes	0.065%	6/5/15	65,000	65,000
10	Federal Home Loan Bank Discount Notes	0.070%	6/10/15	100,132	100,131
10	Federal Home Loan Bank Discount Notes	0.070%	6/12/15	108,600	108,597
10	Federal Home Loan Bank Discount Notes	0.073%	6/15/15	35,820	35,818
10	Federal Home Loan Bank Discount Notes	0.073%	6/16/15	8,430	8,430
10	Federal Home Loan Bank Discount Notes	0.080%	6/19/15	66,000	65,997
10	Federal Home Loan Bank Discount Notes	0.085%	6/26/15	100,000	99,993
10	Federal Home Loan Bank Discount Notes	0.075%	7/31/15	91,000	90,985
					574,951
Total Temporary Cash Investments (Cost $766,556)					766,551
Total Investments (99.4%) (Cost $69,018,463)					90,355,110
Other Assets and Liabilities—Net (0.6%)[8,11]					556,976
Net Assets (100%)					90,912,086

17

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2015

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $50,244,000.
* Non-income-producing security.
1 Securities with a value of $720,000 have been segregated as collateral for open over-the-counter swap contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2015.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the aggregate value of these securities was $4,243,411,000, representing 4.7% of net assets.
6 Adjustable-rate security.
7 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
8 Includes $54,000,000 of collateral received for securities on loan.
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
10 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
11 Cash of $24,400,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.

18

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© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA212 072015

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 16, 2015

VANGUARD WELLINGTON FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: July 16, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.